EXHIBIT 10(s)





                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST,


                a trust acting through WILMINGTON TRUST COMPANY,


           not in its individual capacity but solely as Owner Trustee,


                                   as Issuer,


                                       and


                             LASALLE NATIONAL BANK,


                              as Indenture Trustee


                          -----------------------------


                                 TERMS INDENTURE


                             Dated as of May 8, 1998


                          ------------------------------




                                 $1,470,948,000


                           COMMERCIAL MORTGAGE BONDS,

                                 SERIES 1998-C1

                                TABLE OF CONTENTS

                                                                                                               Page
PRELIMINARY STATEMENT                                                                                             4

GRANTING CLAUSES                                                                                                  4

     SECTION 1.       Designation.                                                                                7
     SECTION 2.       Certain Defined Terms.                                                                      7
     SECTION 3.       Date of the Bonds.                                                                         18
     SECTION 4.       Forms of the Bonds.                                                                        18
     SECTION 5.       Denominations of the Bonds.                                                                18
     SECTION 6.       Book-Entry Bonds.                                                                          18
     SECTION 7.       Initial Aggregate Principal Amount; Classes; Terms.                                        19
SECTION 8.        Administration of the Trust Estate.                                                            20

     SECTION 9.       Collection of Monies.                                                                      22
     SECTION 11.      Reports to Bondholders and Others.                                                         23
     SECTION 12.      Certain Communications with the Rating Agency.                                             24
SECTION 14.       Restrictions on Transfer of Bonds.                                                             25

     SECTION 15.Bond Account.                                                                                    28
     SECTION 16.  Payments on the Bonds.                                                                         29
     SECTION 17.  Optional Redemption of the Bonds.                                                              36
SECTION 18.  Additional Negative Covenants and Issuer Events of Default.                                         36

SECTION 20.  Certain Matters Regarding the Indenture Trustee.                                                    38

SECTION 23.  Tax Treatment.                                                                                      41

     SECTION 25.  Miscellaneous.                                                                                 42


SCHEDULES AND EXHIBITS

SCHEDULE I        Schedule of Pledged Securities


EXHIBIT A-1                Form of Class A-1 Bond
EXHIBIT A-2                Form of Class A-2 Bond
EXHIBIT A-3                Form of Class B Bond
EXHIBIT A-4                Form of Class C Bond
EXHIBIT A-5                Form of Class D-1 Bond
EXHIBIT A-6                Form of Class D-2 Bond
EXHIBIT A-7                Form of Class E Bond
EXHIBIT A-8                Form of Class F Bond



EXHIBIT A-9                Form of Class G Bond
EXHIBIT A-10               Form of Class H-1 Bond
EXHIBIT A-11               Form of Class H-2 Bond
EXHIBIT A-12               Form of Class J Bond
EXHIBIT B-1                Form of Payment Date Statement
EXHIBIT B-2                Form of Delinquency Report
EXHIBIT B-3                Form of Specially Serviced Mortgage Loan Report
EXHIBIT B-4                Form of Modified Loan Report
EXHIBIT B-5                Form of Realized Loss Report

EXHIBIT C-1A               Form I of Transferor Certificate for Transfers of
                           Definitive Bonds
EXHIBIT C-1B               Form II of Transferor Certificate for Transfers of
                           Definitive Bonds
EXHIBIT C-2A               Form of Transferee Certificate for Transfers of
                           Definitive Bonds
EXHIBIT C-2B               Form of Transferee Certificate for Transfers of
                           Interests in Book-Entry Bonds

EXHIBIT D                  Form of DTC Letter of Representations

EXHIBIT E                  Standard Indenture Provisions

     TERMS  INDENTURE  dated as of May 8, 1998  between  CRIIMI  MAE  COMMERCIAL
MORTGAGE TRUST (the "Issuer", which term includes any successor entity hereunder), a business trust created under the laws of Delaware pursuant to the Deposit Trust Agreement referred to below and acting through WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner-trustee under such Deposit Trust Agreement (the "Owner Trustee", which term includes any successor entity hereunder and thereunder), and LASALLE NATIONAL BANK, as trustee (the "Indenture Trustee", which term includes any successor entity hereunder).

PRELIMINARY STATEMENT

     The Issuer is a Trust organized by the Depositor pursuant to a Deposit Trust Agreement dated as of May 8, 1998 (the "Deposit Trust Agreement"), by and between the Owner Trustee and the Company. The Issuer will act at all times through the Owner Trustee. The Issuer has duly authorized the execution and delivery of this Terms Indenture to provide for the issuance of $1,470,948,000 in aggregate Principal Amount of its Commercial Mortgage Bonds, Series 1998-C1 (the "Bonds"). The Bonds are issuable as provided in this Terms Indenture and in those certain Standard Indenture Provisions of the Company, dated as of May 8, 1998 and relating to the issuance of collateralized mortgage obligations, in Series, by separate Trusts organized by the Company (the "Standard Indenture Provisions"), which Standard Indenture Provisions are attached hereto as Exhibit E and are incorporated herein by reference as and to the extent provided in
Section 19. The Terms Indenture, together with the Standard Indenture Provisions (as and to the extent incorporated herein by reference), constitute one and the same instrument and are herein, collectively and as amended or supplemented from time to time as set forth in the Standard Indenture Provisions, referred to as the "Indenture".

     All covenants and agreements made by the Issuer in this Indenture are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary to cause the Bonds, when the Bonds are executed by the Issuer and authenticated and delivered by the Indenture Trustee as provided herein, to constitute the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to cause this Indenture to constitute a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

GRANTING CLAUSES

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Bondholders, all of the Issuer's right, title and interest in and to (i) the Pledged Securities and all payments thereon from and after the commencement of the initial Collection Period, (ii) the Bond Account, (iii) the rights of the Issuer to enforce remedies against the Manager under the Management Agreement (provided that the Issuer retains the right to give instructions and directions to the Manager thereunder), against the Company under the Deposit Trust Agreement, and, as assignee of the Company, against CRIIMI MAE under the Contribution Agreement, (iv) all present and future claims, demands, causes and chooses in action in respect of the foregoing, including (subject to Section 8) the rights of the Issuer under the Pledged Securities, and (v) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing (the items described in the preceding clauses (i), (ii), (iii), (iv) and (v), collectively, the "Trust Estate").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     In furtherance of the foregoing, the Issuer hereby delivers or causes to be delivered to the Indenture Trustee or the Indenture Trustee's designee each of the following documents or instruments relating to each Pledged Security (or, in the case of item (ii) below, all the Pledged Securities):

                  (i) either (A) if such Pledged Security is held in fully registered certificated form, a duly issued and authenticated physical certificate evidencing such Pledged Security endorsed to "LaSalle National Bank as Indenture Trustee under the Indenture, dated as of May 8, 1998, relating to CRIIMI MAE Commercial Mortgage Trust, Commercial Mortgage Bonds, Series 1998-C1" or its Nominee, together with such Opinions of Counsel and completed and fully-executed copies of such other documents as shall be necessary to cause registration of transfer of such Pledged Security to the Indenture Trustee to be made and to obtain a duly issued and authenticated physical certificate evidencing such Pledged Security registered in the name of the Indenture Trustee or its Nominee; or (B) if such Pledged Security is held in book-entry form, completed and fully-executed copies of such instruments of transfer, directions, certificates or other documents as are necessary to cause registration of transfer of such Pledged Security in the name of the Indenture Trustee or its Nominee on the books and records of the Depository and applicable Depository Participant (including, without limitation, the entity through whom the Indenture Trustee holds book-entry securities with the Depository);

                  (ii) two Uniform Commercial Code Financing Statements covering the Trust Estate and executed, in one case, by the Company as debtor in favor of the Issuer as secured party and the Indenture Trustee as its assignee and, in the second case, by the Issuer as debtor in favor of Indenture Trustee as secured party;

                  (iii) a copy (which may be on electronic media) of the related Pledged Security Agreement; and

                  (iv) all other items relating to the foregoing as reasonably requested by the Indenture Trustee.

     The Indenture Trustee hereby acknowledges the receipt by it of each of the Pledged Securities and the other documents and instruments referenced above, in good faith and without actual notice of any adverse claim, and declares that it holds and will hold such Pledged Securities and such other documents and instruments, and that it holds and will hold all other assets and documents included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Bondholders.

     Except as expressly provided herein, the Indenture Trustee shall not assign, sell, dispose of or transfer any interest in the Pledged Securities or any other asset constituting the Trust Estate or permit the Pledged Securities or any other asset constituting the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee.

     Promptly after the Closing Date, the Indenture Trustee, with such assistance of the Company and the Issuer as it may reasonably request, shall cause registration of transfer to it of each Pledged Security to be made on the books and records of the registrar for such Pledged Security or on the books and records of the Depository or the appropriate Depository Participant, as applicable; and, other than in the case of Pledged Securities held in book-entry form, the Indenture Trustee, with such assistance of the Company and the Issuer as it may reasonably request, shall obtain a duly issued and authenticated physical certificate evidencing such Pledged Security registered in the name of the Indenture Trustee or its Nominee. Also promptly following the Closing Date, other than in the case of Pledged Securities held in book-entry form, the Indenture Trustee, with such assistance of the Company and the Issuer as it may reasonably request, shall notify and direct the parties responsible under the respective Pledged Security Agreements for making distributions on the Pledged Securities to remit, commencing in June 1998, all future payments on account of the Pledged Securities directly to the Indenture Trustee (by wire transfer to the Bond Account if permitted) and to continue to do so until such time as the Issuer or the Indenture Trustee notifies such parties to the contrary following the date on which this Indenture shall have been discharged and released. The Indenture Trustee shall hold or cause the holding of the Pledged Securities held by it in fully registered certificated form, in the State of Illinois. If any Pledged Security is not accepted for transfer by the applicable registrar, the Indenture Trustee, with such assistance of the Company and the Issuer as it may reasonably request, shall resubmit such Pledged Security for registration of transfer; provided, however, that the Company shall bear the sole responsibility for correcting any mistakes or completing any deficiencies that caused the rejection of a request for transfer.

     The Indenture Trustee hereby appoints LaSalle National Bank, in its individual capacity ("LaSalle"), to act as the Indenture Trustee's "securities intermediary" hereunder. LaSalle hereby accepts such appointment and agrees to so act. LaSalle hereby represents and warrants to the Indenture Trustee and the Issuer that (i) an account (the "Securities Account") has been established by it in the name of the Indenture Trustee for the benefit of the Bondholders, (ii) except for the claims and interests of the Indenture Trustee in the Securities Account and the financial assets carried therein, it has no claim to or interest in the Securities Account or in such financial assets and it does not know of any claim to or interest in the Securities Account or in such financial assets and (iii) it has not entered into, and will not enter into, any agreement with any other person relating to the Securities Account or any financial asset carried therein pursuant to which it has agreed to comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) of such person. LaSalle, the Indenture Trustee and the Issuer agree that all property that is held by LaSalle as a "securities intermediary" for the Indenture Trustee in the Securities Account will be treated as a "financial asset" under Article 8 of the UCC. LaSalle shall comply with "entitlement orders" (as defined in Section 1.02(a)(8) of the UCC) originated by the Indenture Trustee concerning the Securities Account and the "financial assets" (as defined in Section 9-102(a)(9) of the UCC) carried therein without further consent of the Issuer and will identify the Indenture Trustee as having a securities entitlement in the Securities Account and such financial assets.

     AND IT IS HEREBY COVENANTED AND DECLARED that the Bonds are to be authenticated and delivered by the Indenture Trustee, that the Trust Estate is to be held by or on behalf of the Indenture Trustee and that monies in the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Bondholders, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Bondholder, as follows:

                  SECTION 1.        Designation.

     The Bonds shall be designated generally as, and all references to "Bonds" and "Series" in the Standard Indenture Provisions shall be deemed to be to, the Issuer's Commercial Mortgage Bonds, Series 1998-C1. The Bonds consist of twelve Classes to be designated Class A-1, Class A-2, Class B, Class C, Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 and Class J. The Class A-1 and Class A-2 Bonds are Senior Bonds. The Class B, Class C, Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 and Class J Bonds are Subordinate Bonds.

     No Class of Bonds constitutes Compound Interest Bonds, Interest Only Bonds or Principal Only Bonds and, accordingly, the provisions of the Standard
Indenture Provisions that relate solely to Compound Interest Bonds, Interest Only Bonds and Principal Only Bonds, or solely to any such types of bonds, shall be inapplicable with respect to the Bonds.

                  SECTION 2.        Certain Defined Terms.

     Section 1.01 of the Standard Indenture Provisions provides that the meaning of certain defined terms used in the Standard Indenture Provisions shall be as defined in Section 1.01 of the Standard Indenture Provisions except to the extent otherwise provided in, or subject to such further specification by, this Terms Indenture. With respect to the Bonds, the following definitions shall govern the defined terms set forth below:

     "Accrual Date": May 1, 1998.

     "Accrued Bond Interest": With respect to any Class of Bonds for any Interest Accrual Period, all interest at the applicable Bond Interest Rate accrued during such Interest Accrual Period on the Aggregate Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date, calculated in accordance with Section 7(b).

     "Administrative Expenses": The Indenture Trustee Fee and other fees and expenses of the Indenture Trustee payable thereto pursuant to Section 6.07 of the Standard Indenture Provisions, the Owner Trustee Fee, the Management Fee, and the fees of the Rating Agency in connection with the Bonds, to the extent such fees of the Rating Agency are due and payable after the Closing Date.

     "Aggregate Collateral Principal Amount": As of any date of determination, the then aggregate Security Principal Balance of the Pledged Securities and the Net Security Principal Balance of the CMM 96-C1 Pledged Bonds (as defined in the Memorandum), together with all distributions allocable to principal of the Pledged Securities then held on deposit in the Bond Account for future payment on the Bonds.

     "Aggregate Principal Amount": With respect to any Class or Classes of Bonds, as of any date of determination, the then aggregate Principal Amount of all Bonds of such Class or Classes. Each Class of Bonds shall be issued in the initial Aggregate Principal Amount specified in Section 7(a). The Aggregate Principal Amount of each Class of Bonds shall be reduced on each Payment Date by the amount of any payments of principal made thereon on such date pursuant to
(i) Section 3.01 of the Standard Indenture  Provisions and Section 16(b) hereof,
(ii) Section 5.06 of the Standard Indenture  Provisions and Section 17 hereof or
(iii) Article X of the Standard Indenture Provisions and Section 17 hereof.

     "Anticipated   Repayment   Date":   As   defined  in  the   definition   of
"Hyper-Amortization Loan".

     "Assumed Final Payment Date": With respect to any Class of Bonds, the Payment Date specified as such in Section 7, on which the final payment would occur with respect to such Class based on the Maturity Assumptions.

     "Available Funds": With respect to any Payment Date, the aggregate of all amounts on deposit in the Bond Account as of the commencement of business at the Corporate Trust Office on such date, exclusive of any portion thereof that may be withdrawn from the Bond Account pursuant to any of clauses (ii)-(iv) of
Section 15(c).

     "Bond Factor": With respect to any Class of Bonds, as of any date of determination, a fraction, expressed as a decimal carried to six places and truncated, the numerator of which is the then Aggregate Principal Amount of such Class, and the denominator of which is the initial Aggregate Principal Amount of such Class.

     "Class A Bond": Any Class A-1 Bond or Class A-2 Bond. "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-1 attached hereto.

     "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-2 attached hereto.

     "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-3 attached hereto.

     "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-4 attached hereto.

     "Class D Bond": Any Class D-1 Bond or Class D-2 Bond.

     "Class D-1 Bond": Any of the Bonds with a "Class D-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-5 attached hereto.

     "Class D-2 Bond": Any of the Bonds with a "Class D-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-6 attached hereto.

     "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-7 attached hereto.

     "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

     "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-8 attached hereto.

     "Class G Bond": Any of the Bonds with a "Class G" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-9 attached hereto.

     "Class H Bond": Any Class H-1 Bond or Class H-2 Bond.

     "Class H-1 Bond": Any of the Bonds with a "Class H-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-10 attached hereto.

     "Class H-2 Bond": Any of the Bonds with a "Class H-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-11 attached hereto.

     "Class J Bond": Any of the Bonds with a "Class J" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibit A-12 attached hereto.

     "Closing Date": May 8, 1998.

     "CMM 96-C1 Payment Date": The 30th day (or, in the case of February, the 28th day) of each calendar month (or, if such day is not a Business Day (as such term is defined in the CMM 96-C1 Pledged Security Agreement), the next succeeding Business Day).

     "CMM 96-C1 Pledged Bonds": The CRIIMI MAE Trust I, Commercial Mortgage Bonds, Series 1996-C1, Classes C, D and E, issued pursuant to the CMM 96-C1 Pledged Security Agreement.

     "CMM 96-C1 Pledged Certificates": The subordinated certificates pledged pursuant to the CMM 96-C1 Pledged Security Agreement to secure payment of the CMM 96-C1 Pledged Bonds and the other bonds of the same series.

     "CMM 96-C1 Pledged Security Agreement": That certain Indenture dated as of December 20, 1996 between CRIIMI MAE Trust I, as issuer, and The Chase Manhattan Bank, as indenture trustee.

     "Collection Period": The period commencing immediately following the end of the prior such period (or, in the case of the initial Collection Period, commencing on and including June 1, 1998) and ending on and including the next succeeding CMM 96-C1 Payment Date that follows the commencement of such period.

     "Company": CRIIMI MAE CMBS Corp. or any successor thereto. The Company constitutes the "Depositor" under the Standard Indenture Provisions.

     "Contribution Agreement": The Contribution Agreement, dated as of May 8, 1998, between CRIIMI MAE Inc. and the Company, pursuant to which CRIIMI MAE Inc. contributed the Pledged Securities to the Company.

     "Controlling Class": The most subordinate (based on the payment priorities of Section 16(b) hereof) Class of Bonds Outstanding (the Class A-1 and Class A-2 Bonds, the Class D-1 and Class D-2 Bonds and the Class H-1 and Class H-2 Bonds being treated, in the case of each such pair of Classes, as a single Class for this purpose) that has a Net Aggregate Principal Amount at least equal to 25% of its initial actual Aggregate Principal Amount (or, if no Class of Bonds has a Net Aggregate Principal Amount at least equal to 25% of its initial actual Aggregate Principal Amount, then the "Controlling Class" will be the Class of Bonds with the largest Net Aggregate Principal Amount then outstanding); provided that for purposes of determining the Controlling Class and exercising the rights thereof under Section 8, Bonds held by an Interested Person shall be deemed to be Outstanding.

     "Controlling  Class  Representative":  As defined in Section  8(c)  hereof.

     "Delinquency    Report":    As   defined   in   Section    11(b)    hereof.

     "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of May 8, 1998, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created.

     "Distribution Date": With respect to any Pledged Security, the date each month on which payments are made to the registered holder of such Pledged Security in accordance with the related Pledged Security Agreement.

     "DOL": The Department of Labor or any successor thereto.

     "DOL Regulations":  The regulations promulgated at 29 C.F.R.ss. 2510.3-101.

     "Eligible Account": Either (i) an account maintained with a federal or state chartered depository institution or trust company having corporate trust powers, the short-term deposit or debt obligations of which (or of such institution's parent holding company) are rated in one of the three highest short-term rating categories of the Rating Agency and the long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated in one of the three highest long-term rating categories of the Rating Agency or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company having corporate trust powers acting in its fiduciary capacity and, in the case of a state chartered depository institution or trust company, subject to regulations regarding fiduciary funds on deposit therein substantially similar to Title 12 of the Code of Federal Regulations Section 9.10(b). Eligible Accounts may bear interest.

     "Extraordinary Expense": Any amounts payable or reimbursable to the Indenture Trustee pursuant to Section 6.07(a)(2) of the Standard Indenture Provisions and any amounts payable from the Bond Account in respect of taxes pursuant to Section 3.06 of the Standard Indenture Provisions, and any other costs, expenses and liabilities (exclusive of Administrative Expenses) that are required to be borne by the Trust Estate in accordance with applicable law or the terms of this Indenture (including, without limitation, the cost of various opinions of and advice from counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under this Indenture). Extraordinary Expenses constitute Additional Expenses under the Standard Indenture Provisions.

     "Final Payment Date": The Payment Date on which the final payment on the Bonds of any Class is made hereunder by reason of all principal, interest and other amounts due and payable on such Bonds having been paid or the Collateral having been exhausted.

     "Hyper-Amortization Loan": A Mortgage Loan that provides that if it is not paid in full by a specified date (the "Anticipated Repayment Date"), the otherwise fixed rate at which interest accrues on such loan will be subject to increase and a portion of the net cash flow from the related Mortgaged Property (after payment of certain property expenses and the minimum scheduled payment of debt service) will be applied to make payments of principal on such loan.

     "Indenture Trustee": As defined in the first paragraph of this Terms Indenture.

     "Indenture Trustee Fee": A monthly fee payable on each Payment Date equal to one-twelfth of 0.02% of the Aggregate Collateral Principal Amount immediately prior to such Payment Date.

     "Initial Purchasers": Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Deutsche Morgan Grenfell Inc.

     "Interest Accrual Period": With respect to any Payment Date, the second calendar month preceding the month in which such Payment Date occurs.

     "Interested Person": As of any date of determination, the Issuer, the Owner Trustee, the Manager or, in each such case, any of their respective affiliates.

     "Issuer": As defined in the first paragraph of this Terms Indenture.

     "Issuer Owner": Any Person that directly holds any of the certificates of ownership in the Issuer under the Deposit Trust Agreement.

     "Liquidated Loan": Any Mortgage Loan which has been liquidated in connection with a default thereon (through foreclosure or otherwise) or as to which an REO Property has been acquired in respect thereof and subsequently liquidated.

     "Make-Whole Amount": in connection with any optional redemption of any Class of Bonds (other than the Class A-2 Bonds), an amount, as calculated by the Issuer and confirmed by the Indenture Trustee, equal to the excess, if any, of
(i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar (assuming that no Mortgage Loan (or Mortgage Loan underlying any Mortgage Participation) pays any remaining principal prior to its stated maturity (or, in the case of a Hyper-Amortization Loan, prior to its Anticipated Repayment Date) (each such term as defined in the Memorandum)) if such redemption had not been made, determined by discounting, on a monthly basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the date of redemption, over (ii) the Aggregate Principal Amount of the Class of Bonds being redeemed.

     "Management Agreement": The Management Agreement, dated as of the date hereof, among the Owner Trustee on behalf of the Issuer and the Manager, pursuant to which the Manager shall perform various obligations of the Issuer hereunder.

     "Management Fee": A monthly fee payable on each Payment Date equal to one-twelfth of 0.005% of the Aggregate Collateral Principal Amount immediately prior to such Payment Date.

     "Manager": The Person acting as the "Manager" from time to time under the Management Agreement, which initially shall be CRIIMI MAE Services Limited Partnership.

     "Maturity Assumptions": The assumption that no Mortgage Loan (or Mortgage Loan underlying any Mortgage Participation) is prepaid, extended, modified or defaulted prior to its stated maturity (or, in the case of a Hyper-Amortization Loan, prior to its Anticipated

Repayment Date), together with such additional assumptions designated as the Modeling Assumptions in the Memorandum.

     "Memorandum": The Private Offering Memorandum, dated May 6, 1998, relating to the Class A, Class B and Class C Bonds.

     "Modified Loan": Any Mortgage Loan as to which the related payment terms have been modified in connection with a default and work-out.

     "Modified   Loan   Report":   As   defined   in   Section   11(b)   hereof.

     "Mortgage  Loan":  Any "Mortgage  Loan" (within the meaning of the Standard
Indenture   Provisions)  that  directly  or  indirectly  underlies  any  Pledged
Security.

     "Mortgage   Participation":   Any   participation   in  a  Mortgage   Loan.

     "Net Aggregate Principal Amount": With respect to either Class of Class A Bonds, as of any date of determination, an amount equal to the lesser of (a) the then actual Aggregate Principal Amount thereof and (b) the product of (i) the then Aggregate Collateral Principal Amount, multiplied by (ii) a fraction, the numerator of which is the then actual Aggregate Principal Amount of such Class of Class A Bonds, and the denominator of which is the then actual Aggregate Principal Amount of all the Class A Bonds; with respect to either Class of Class D Bonds, as of any date of determination, an amount equal to the lesser of (m) the then actual Aggregate Principal Amount thereof and (n) the product of (i) the then Aggregate Collateral Principal Amount, reduced (to not less than zero) by the then actual Aggregate Principal Amount of the Class A, Class B and Class C Bonds, multiplied by (ii) a fraction, the numerator of which is the then actual Aggregate Principal Amount of such Class of Class D Bonds, and the denominator of which is the then actual Aggregate Principal Amount of all the Class D Bonds; with respect to either Class of Class H Bonds, as of any date of determination, an amount equal to the lesser of (s) the then actual Aggregate Principal Amount thereof and (t) the product of (i) the then Aggregate Collateral Principal Amount, reduced (to not less than zero) by the then actual Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Bonds, multiplied by (ii) a fraction, the numerator of which is the then actual Aggregate Principal Amount of such Class of Class H Bonds, and the denominator of which is the then actual Aggregate Principal Amount of all the Class H Bonds; and with respect to any other Class of Bonds, as of any date of determination, an amount equal to the lesser of (x) then the actual Aggregate Principal Amount of such Class of Bonds and (y) the then Aggregate Collateral Principal Amount reduced (to not less than zero) by the then actual Aggregate Principal Amount of all other Classes of Bonds that are senior (based on the payment priorities of Section 16(b) hereof) to such Class of Bonds.

     "Net Security Principal Balance": With respect to the CMM 96-C1 Pledged Bonds, the portion of the aggregate Security Principal Balance thereof that is collateralized by the CMM 96-

C1 Pledged Certificates, taking account of all bonds of the same series that are senior to the CMM 96-C1 Pledged Bonds. The Net Security Principal
Balance of the CMM 96-C1 Pledged Bonds at any time shall equal the then aggregate of the "Net Aggregate Principal Amounts" (within the meaning of the CMM 96-C1 Pledge Security Agreement) of such bonds.

     "Nondisqualification Opinion": An opinion of Independent counsel that a contemplated action will not cause a tax to be imposed on the Issuer, except as may otherwise be provided in the Management Agreement.

     "Overcollateralization Amount": As of any date of determination, the amount, if any, by which the then Aggregate Collateral Principal Amount exceeds the then Aggregate Principal Amount of all the Bonds.

     "Owner Trustee": As defined in the first paragraph of this Terms Indenture.

     "Owner Trustee Fee": An annual fee of $4,000.

     "Payment Date": The second Business Day following the end of each Collection Period. The first Payment Date is July 2, 1998.

     "Payment   Date   Statement":   As  defined  in   Section   11(a)   hereof.

     "Permitted Investments": Any one or more of the following obligations or securities:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, have a predetermined, fixed amount of principal due at maturity (that cannot vary or change), do not have an "r" highlight attached to any rating, and each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in one of two highest short-term ratings available;

                  (iii) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days, of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated in one of the two highest short-term debt rating categories of the Rating Agency (or have such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by the Rating Agency (as evidenced in writing by the Rating Agency)), do not have an "r" highlight affixed to such rating and have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in one of the two highest short-term debt rating categories of the Rating Agency (or have such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by the Rating Agency (as evidenced in writing by the Rating Agency)), do not have an "r" highlight affixed to such rating and have a predetermined fixed amount of principal due at maturity (that cannot vary or change), and each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (v) units of money market funds which maintain a constant net asset value and which are rated in one of the two highest applicable rating categories of the Rating Agency (or have such lower rating as will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by the Rating Agency (as evidenced in writing by the Rating Agency)); or

                  (vi) any other obligation or security acceptable to the Rating Agency, which will not result in a qualification, downgrading or withdrawal of the rating then assigned to any Class of Bonds by the Rating Agency (as evidenced in writing by the Rating Agency);

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change).

     "Plan": As defined in Section 14(b) hereof.

     "Pledged Security": Any one of the securities transferred to the Indenture Trustee by the Issuer pursuant to the Granting Clause, as from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I attached hereto.

     "Pledged Security Agreement": With respect to any Pledged Security, the pooling and servicing agreement, trust agreement, indenture or other governing agreement, together with all exhibits thereto and any amendment thereof, pursuant to which such Pledged Security was issued.

     "Pledged   Security   Reports":   As  defined  in  Section   8(a)   hereof.

     "Portfolio Summary": As defined in Section 11(b) hereof.

     "Portfolio  Summary   Diskette":   As  defined  in  Section  11(b)  hereof.

     "Principal Amount": With respect to any Bond, as of any date, the principal amount stated on the face of such Bond less any principal previously paid on such Bond.

     "Principal Payment Amount": With respect to any Payment Date, an amount equal to: (i) the portion of all payments received on or in respect of the Pledged Securities during the related Collection Period that are allocable to principal of the Pledged Securities, as reported by the respective trustees for the Pledged Securities; and (ii) in the case of any Payment Date subsequent to the initial Payment Date, the amount, if any, by which the Principal Payment Amount for the preceding Payment Date exceeded the aggregate payments of principal made on the Bonds on such preceding Payment Date.

     "PTCE": A Prohibited Transaction Class Exemption.

     "Purchase Agreement": The Purchase Agreement, dated as of May 6, 1998, among CRIIMI MAE Inc. and the Initial Purchasers.

     "Rating Agency": Standard & Poor's.

     "Realized Loss Report": As defined in Section 11(b) hereof.

     "Record Date": With respect to any Payment Date, the last Business Day of the second calendar month preceding the month in which such Payment Date occurs.

     "Redemption Price": With respect to any Class of Bonds (other than the Class A-2 Bonds) and any Payment Date that constitutes a Redemption Date, a price (calculated after taking into account payments made on the Bonds out of Available Funds on such Payment Date) equal to 100% of the unpaid Aggregate Principal Amount of the Bonds to be redeemed, plus accrued and unpaid interest thereon to the last day of the related Interest Accrual Period, plus the Make-Whole Amount.

     "Reinvestment Rate": For purposes of calculating the Make-Whole Amount, if any, in connection with the redemption of any Class of Bonds, the arithmetic mean of the yields under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Assumed Final Payment Date for the Class of Bonds being redeemed. If no maturity exactly corresponds to such Assumed Final Payment Date, yields for the two published maturities most closely corresponding to such Assumed Final Payment Date shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury yield in the above manner, then the Treasury yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuer.

     "REO Loan": Any Mortgage Loan (including a Mortgage Loan underlying a Mortgage Participation) as to which the related Mortgaged Property has become an owned real estate.

     "Security Principal Balance": With respect to each Pledged Security, the principal balance thereof outstanding from time to time.

     "Specially Serviced Mortgage Loan": Any Mortgage Loan designated as such, and being serviced by a special servicer, under the terms of the related Pledged Security Agreement.

     "Specially Serviced Mortgage Loan Report": As defined in Section 11(b) hereof.

     "Stated Maturity": With respect to each Class of Bonds, the Payment Date on which the final payment of principal and interest on the Bonds of such Class becomes finally due and payable, as set forth in Section 7(a).

     "Standard Indenture  Provisions":  As defined in the Preliminary Statement.

     "Terms Indenture": This terms indenture, as amended or supplemented from time to time in accordance with Article IX of the Standard Indenture Provisions.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Bond.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

     "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Bond.

     "Trust Estate": As defined in the Granting Clause.

                  SECTION 3.        Date of the Bonds.

     The Bonds that are authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on the Closing Date shall be dated the Closing Date. All Bonds which are authenticated and delivered after the Closing Date shall be dated the date of their authentication.

                  SECTION 4.        Forms of the Bonds.

     The Bonds shall be in the respective forms attached hereto as Exhibits A-1 through A-12, according to the Class designation appearing on the first page of each such exhibit; provided that any of the Bonds may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Bonds are admitted to trading, or to conform to general usage.

                  SECTION 5.        Denominations of the Bonds.

     The Class A-1, Class A-2, Class B and Class C Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $100,000 and any whole dollar denomination in excess thereof. The Class D, Class E, Class F, Class G, Class H and Class J Bonds shall be issuable only in denominations corresponding to initial Principal Amounts as of the Closing Date of $250,000 and any whole dollar denomination in excess thereof.

                  SECTION 6.        Book-Entry Bonds.

     The Class A-1, Class A-2, Class B and Class C Bonds will be Book-Entry Bonds. The Bonds of each such Class shall initially be issued as one or more Bonds registered in the name of the Depository or its nominee and, except as provided in Section 2.12(c) of the Standard Indenture Provisions, transfer of such Bonds may not be registered by the Bond Registrar unless such transfer is to a successor Depository that agrees to hold such Bonds for the respective Bond Owners with Ownership Interests therein.

     The Issuer hereby designates The Depository Trust Company, at 55 Water Street, New York, New York 10004, as the initial Depository for the Book-Entry Bonds and directs the Indenture Trustee to execute and deliver the Letter of Representations (the form of which is attached hereto as Exhibit D). The bond certificate or certificates representing each Class of the Book-Entry Bonds shall be registered in the name of the nominee of the Depository designated in the Letter of Representations.

                  SECTION 7.        Initial Aggregate Principal Amount; Classes;
 Terms.

                  (a) The aggregate Principal Amount of the Bonds that may be authenticated and delivered under this Indenture is limited to $1,470,948,000, except for Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 2.05 or 2.06 of the Standard Indenture Provisions. Such aggregate Principal Amount shall be divided among twelve Classes having the respective Class designations, initial aggregate Principal Amounts, Bond Interest Rates, Stated Maturities and Assumed Final Payment Dates as follows:


       Class            Initial Aggregate               Bond                Stated      Assumed Final
    Designation         Principal Amount          Interest Rate(1)         Maturity     Payment Date
    -----------         -----------------         ----------------         --------     -------------
Class A-1                  $ 62,612,000                   7.00%           June 2033     November 2006
Class A-2                  $ 345,000,000                  7.00%           June 2033        March 2011
Class B                    $ 150,639,000                  7.00%           June 2033     November 2011
Class C                    $ 115,195,000                  7.00%           June 2033     November 2012
Class D-1                  $ 159,500,000                  7.00%           June 2033          May 2013
Class D-2                        $ 159,501,000            7.00%           June 2033       August 2013


Class E                    $ 70,889,000                  7.00%            June 2033     February 2014
Class F                    $ 35,444,000                  7.00%            June 2033         June 2014
Class G                    $ 88,612,000                  7.00%            June 2033     February 2015
Class H-1                  $ 88,611,000                  7.00%            June 2033     November 2015
Class H-2                  $ 88,611,000                  7.00%            June 2033       August 2016
Class J                    $ 106,334,000                 7.00%            June 2033         June 2017

----------------------
(1)      Expressed as a percent per annum

                  (b) Each Class of Bonds shall bear interest, such interest to commence accruing on the Accrual Date. In the case of each Class of Bonds, such interest shall accrue during each Interest Accrual Period, in accordance with Section 2.07(b) of the Standard Indenture Provisions, at the applicable Bond Interest Rate on the aggregate Principal Amount of such Class of Bonds outstanding immediately prior to the related Payment Date. The interest accrued in respect of each Class of Bonds during any Interest Accrual Period will be due and payable thereon on the related Payment Date and, to the extent not paid in full on such Payment Date, on each succeeding Payment Date until paid in full. No interest will accrue on overdue interest in respect of any Bond.

                  (c) The respective Classes of Bonds will be issued on the Closing Date in the aggregate Principal Amounts set forth above. The aggregate Principal Amount of any Class of Bonds, and the Principal Amount of any particular Bond of such Class, will be reduced only by actual payments of principal made thereon on any Payment Date.

                  (d) Each Bond of a particular Class shall rank pari passu with each other Bond of such Class and be equally and ratably secured by the Trust Estate.

                  (e) This Indenture shall evidence a continuing lien on and security interest in the Trust Estate to secure the full payment of the principal, interest and other amounts due and payable on all the Bonds from time to time, which payments, in the case of any Class of Bonds, shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of the Bonds of such Class.

                  (f) The Bonds shall be authenticated and delivered to or at the direction of the Issuer by the Indenture Trustee only upon satisfaction of the conditions set forth in Section 2.10(a) of the Standard Indenture Provisions.

                  (g) Upon initial issuance, all of the Bonds shall constitute Rated Bonds and shall have been assigned the following ratings by the Rating Agency:


Class                          Rating
-----                          ------
Class A-1                         A

Class A-2                         A
Class B                          BBB
Class C                          BBB-
Class D-1                        BB+
Class D-2                        BB+
Class E                          BB
Class F                          BB-
Class G                          B+
Class H-1                        B
Class H-2                        B
Class J                          B-

                  SECTION 8.        Administration of the Trust Estate.

                  (a) Whenever the Indenture Trustee, as registered holder of the Pledged Securities, is requested in such capacity, whether by the Issuer, a Bondholder or a party to any Pledged Security Agreement, to take any action or to give any consent, approval or waiver that it is entitled to take or give in such capacity, including, without limitation, in connection with an amendment of any Pledged Security Agreement or the occurrence of a default thereunder, the purchase or workout of any defaulted Mortgage Loan or the replacement of the special servicer in respect of a pool of Mortgage Loans, the Indenture Trustee shall promptly notify the Issuer, the Manager and, if applicable, all of the Bondholders or all of the Bondholders of the Controlling Class, as appropriate, of such request in such detail as is available to it and, subject to Section 8(d), shall, on behalf of the Issuer and the Bondholders, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as the Issuer (or, if the Overcollateralization Amount is zero or an Event of Default has occurred and is continuing, the Controlling Class Representative) shall direct in writing; provided that if no such direction is received prior to the date that is established for taking such action or giving such consent, approval or waiver (notice of which date shall be given by the Indenture Trustee to the Issuer, the Manager and, if applicable, the Bondholders or the Bondholders of the Controlling Class, as appropriate), the Indenture Trustee shall abstain from taking such action or giving such consent, approval or waiver; and provided, further, that if the Issuer (or, if the Overcollateralization Amount is zero or an Event of Default has occurred and is continuing, the Controlling Class Representative) is authorized pursuant to the applicable Pledged Security Agreement to take any of the actions or give any of the consents, approvals or waivers referred to above, then the Issuer (or, if the Overcollateralization Amount is zero or an Event of Default has occurred and is continuing, the Controlling Class Representative) shall take such actions and/or give such consents, approvals or waivers directly, and the Indenture Trustee shall not be required to so act or give any of the consents, approvals or waivers specified above; and provided, further, that the Indenture Trustee shall in no event be required to expend or risk its own funds or otherwise incur financial liability in connection with exercising such rights and/or remedies and may require reasonable indemnity against such expense or liability as a condition to taking any action at the direction of the Issuer or the Controlling Class Representative; and provided, further, that the Indenture Trustee shall not be liable for any action taken by it in good faith at the direction of the Issuer (or, if the Overcollateralization Amount is zero or an Event of Default has occurred and is continuing, the Controlling Class Representative)

(or for any action taken  directly by such party) in  accordance  with this
Section 8(a); and provided, further, that any amendment to a Pledged Security Agreement shall be agreed to by the Indenture Trustee only with the consent of the Issuer and the Holders of the Bonds representing greater than 50% of the aggregate Principal Amount of the Bonds (or, if such amendment would affect the payment terms of a Pledged Security, only with the consent of the Issuer and all the Bondholders); and, provided, further, that, prior to replacing any special servicer under a Pledged Security Agreement or other servicing agreement, the Issuer or the Controlling Class Representative, as applicable, shall obtain written confirmation from the Rating Agency that such act would not result in a qualification, downgrade or withdrawal of any then-current rating assigned thereby to the Bonds. If not available through website, fax-back or other electronic form, the Indenture Trustee shall forward to the Issuer, the Manager, the Rating Agency and, upon written request, any Bondholder, on the Payment Date following its receipt thereof (or, in connection with a written request by a Bondholder, at any time thereafter), copies of any and all notices, statements, reports and/or other material communications and information (converted to written form if not already in such form) (collectively, "Pledged Security Reports") that it receives in connection with the Pledged Securities, the Mortgage Loans and Mortgage Participations, and the Pledged Security Agreements and the parties thereto.

                  (b) Except as expressly provided in Articles IV and V of the Standard Indenture Provisions, the Indenture Trustee shall not assign, sell, dispose of or transfer any asset of the Trust Estate or permit any asset of the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee; provided that the Indenture Trustee is authorized and obligated to surrender a Pledged Security in accordance with the terms of the related Pledged Security Agreement in connection with receiving the final distribution or payment thereon.

                  (c) For purposes of exercising any rights and/or remedies under any Pledged Security at such time as the Overcollateralization Amount is zero or an Event of Default has occurred and is continuing, the Holders of Outstanding Bonds representing greater than 50% of the Aggregate Principal Amount of the Controlling Class of Bonds shall appoint, and shall designate in writing to the Indenture Trustee, a representative (the "Controlling Class Representative"). Bonds held by Interested Persons shall be deemed to be Outstanding for purposes of this Section 8.

                  (d) If the Issuer or any group of Bondholders post collateral pursuant to any Pledged Security Agreement, in connection with exercising the workout and/or foreclosure process with respect to a defaulted Mortgage Loan, then, for so long as the Issuer's or such Bondholders' collateral is at risk, then the Issuer or such Bondholders, as the case may be, shall continue to exercise such right (whether directly or through the Indenture Trustee) in respect of such Mortgage Loan, notwithstanding that the Overcollateralization Amount has been reduced to zero or an Event of Default has occurred and is continuing, in the case of the Issuer, or such Bondholders no longer belong to the Controlling Class, in the case of such Bondholders.

                  SECTION 9.        Collection of Monies.

     All amounts received by the Indenture Trustee on or in respect of the Pledged Securities shall be deposited in the Bond Account upon receipt. In connection with its receipt of any distribution or payment on a Pledged Security on any Distribution Date, the Indenture Trustee may conclusively rely on the related Pledged Security Reports and, absent manifest error, the Indenture Trustee shall have no obligation to recompute, recalculate or verify the information contained therein. If the Indenture Trustee shall not have received a distribution or payment on any Pledged Security by the close of business on the date on which such distribution or payment was to be received by the Indenture Trustee, the Indenture Trustee shall notify the trustee or other party responsible for effectuating distributions or payments under the related Pledged Security Agreement, and (i) if such distribution or payment shall not have been received by the Indenture Trustee one Business Day following such notice or (ii) a Responsible Officer of the Indenture Trustee shall gain actual knowledge of any event of default under any Pledged Security Agreement, the Indenture Trustee shall promptly notify the Rating Agency and the Bondholders in writing and such parties shall proceed in accordance with the terms and conditions of Section 8. Notwithstanding the foregoing, notice shall not be required to be given pursuant to this Section 9 in the case of any payments made by check unless such check is not received within five Business Days of the related Distribution Date.

                  SECTION 10. Access to Certain Documentation and Information with respect to the Pledged Securities.

     The Indenture Trustee shall provide to the Bondholders access to the Pledged Securities and all reports, documents and records maintained by the Indenture Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Indenture Trustee.

                  SECTION 11.       Reports to Bondholders and Others.

                  (a)      Based on information provided in the Pledged
Security Reports received from time to time, the Indenture Trustee shall prepare and forward, within three Business Days following each Payment Date, to each Bondholder, the Issuer, the Manager, and the Rating Agency a statement (the "Payment Date Statement"), substantially in the form of Exhibit B-1 hereto, detailing payments on the Bonds on such Payment Date.

                  (b) If and to the extent that the Indenture Trustee can, using reasonable efforts, obtain the requisite information, the Indenture Trustee shall prepare and distribute the following reports (together with the next Payment Date Statement that is distributed thereto) to Bondholders and the Rating Agency (provided that the Portfolio Summary shall only be distributed to Bondholders upon request):

                  (i) a monthly report (the "Delinquency Report") substantially in the form of Exhibit B-2 hereto, setting forth, on a loan-by-loan basis, those Mortgage Loans (including the Mortgage Loans underlying the Mortgage Participations) that are or have become during the one-month period covered by such report (a) 30 - 59 days delinquent in respect of any monthly payment of principal and/or interest, (b) 60
         - 89 days delinquent in respect of any monthly payment of principal and/or interest, (c) 90 or more days delinquent in respect of any monthly payment of principal and/or interest, (d) Modified Loans, (e) REO Loans and/or (f) Liquidated Loans; and

                  (ii) a monthly report (the "Specially Serviced Mortgage Loan Report") substantially in the form of Exhibit B-3 hereto, setting forth, on a loan-by-loan basis, those Mortgage Loans (including Mortgage Loans underlying the Mortgage Participations) that are or have become during the one-month period covered by such report Specially Serviced Mortgage Loans and the reason such Mortgage Loans have become Specially Serviced Mortgage Loans;

                  (iii) a monthly report (the "Modified Loan Report") substantially in the form of Exhibit B-4 hereto, setting forth, on a loan-by-loan basis, for the current one-month period and on a cumulative basis from the Closing Date, those Mortgage Loans (including Mortgage Loans underlying the Mortgage Participations) that have been modified and the reason for such modification;

                  (iv) a monthly report (the "Realized Loss Report") substantially in the form of Exhibit B-5 hereto, setting forth, on a loan-by-loan basis, for the current one-month period and on a cumulative basis from the Closing Date, those Mortgage Loans (including Mortgage Loans underlying the Mortgage Participations) that have suffered a loss thereon, and the details of the liquidation proceeds and expenses paid in connection therewith; and

                  (v) a monthly online summary (the "Online Portfolio Summary") containing a report (the "Portfolio Summary"), which sets forth, on a loan-by-loan basis, as to each Mortgage Loan (including Mortgage Loans underlying the Mortgage Participations) as of the most recent due date for such Mortgage Loan, among other things, (a) the unpaid principal balance, after application of all payments due on or before such due date, whether or not received, (b) the mortgage interest rate, and (c) the maturity date as such may have been extended in connection with any modification of such loan.

                  (c) Bond Owners who have certified to the Indenture Trustee as to their Ownership Interest of any Book-Entry Bond may also obtain copies of any of the statements, reports and other information delivered to Bondholders pursuant to Sections 8(a), 11(a) and 11(b).

                  (d) Within 60 days after the end of each calendar year, the Indenture Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Bond a statement containing information regarding payments of principal, interest and other amounts on such Person's Bonds, aggregated for such calendar year or the applicable portion thereof during which such person was a Bondholder. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

                  SECTION 12.       Certain Communications with the Rating
Agency.

     The Indenture Trustee shall send, in the case of all material items, and shall endeavor to send, in the case of all other items, a copy of each supplement, notice, certificate, request, demand, financial statement and amortization schedule sent by it or received by it pursuant to or in connection with the Indenture or the Trust Estate or any part thereof, other than statements of the Indenture Trustee's fees and expenses sent by it to the Issuer and any other communications of a similarly solely administrative nature in the Indenture Trustee's sole opinion, to the Rating Agency.

                  SECTION 13. Access to Certain Documentation and Information with respect to this Indenture.

                  (a) The Indenture Trustee shall provide to the Issuer, the Manager, the Bondholders and the Rating Agency access to all reports, statements, certificates, documents and records maintained by the Indenture Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Indenture Trustee. Upon the written request of any Bondholder, the Indenture Trustee shall promptly seek to obtain (and, upon obtaining, shall promptly deliver to the requesting Bondholder) any reports, statements, certificates, documents, records and/or other information available to it as owner of the Pledged Securities under the respective Pledged Security Agreements; provided that if it must pay any fee or other charge under any Pledged Security Agreement in connection therewith, it may in turn require the requesting Bondholder to pay such fee or other charge.

                  (b) Promptly following the first sale of a Bond of any Class to an Independent third party, the Issuer shall provide to the Indenture Trustee three copies of any private placement memorandum or other disclosure document used by the Issuer or their Affiliates in connection with the offer and sale of such Class of Bonds, in each case in a form suitable for copying. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Indenture Trustee, the Issuer promptly shall inform the Indenture Trustee of such event and shall deliver to the Indenture Trustee three copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. Upon the written request of the Issuer, the Rating Agency or any Bondholder, Bond Owner (provided that it has certified to the Indenture Trustee as to its Ownership Interest in a Book-Entry Bond) or prospective purchaser of a Bond or interest therein identified to the Indenture Trustee by a Bondholder or Bond Owner, the Indenture Trustee as soon as reasonably practicable, shall provide such Person with copies (at their expense) of (i) this Indenture and the Pledged Security Agreements and any supplements or amendments hereto or thereto,
(ii) all Payment Date Statements, Pledged Security Reports, Delinquency Reports, Specially Serviced Mortgage Loan Reports, Modified Loan Reports, Realized Loss Reports, Portfolio Summaries and other information items required (or, upon request, available) to be forwarded to Bondholders since the Closing Date pursuant to Section 8 and/or Section 11, (iii) agreements governing the issuance of the CMM 96-C1 Pledged Certificates, and (iv) any private placement memoranda or other disclosure documents relating to the Bonds, in each such case in the form most recently provided to the Indenture Trustee, accompanied by any appropriate written disclaimers relating to the Indenture Trustee's lack of responsibility for the information contained therein and relating to the potential staleness of the Mortgage Loan information contained therein.

                  (c) The Indenture Trustee will make available, upon reasonable advance notice and at the expense of the requesting party, copies of the items referred to in Section 11(b) hereof to any Bondholder or Bond Owner and to prospective purchasers of Bonds or interests therein; provided that the Indenture Trustee will require (a) in the case of a Bond Owner of Book-Entry Bonds, a confirmation executed by the requesting Person in form reasonably acceptable to the Indenture Trustee generally to the effect that such Person is a beneficial owner of Book-Entry Bonds, is requesting the information solely for use in evaluating such person's or entity's investment in such Book-Entry Bonds and will otherwise keep such information confidential and (b) in the case of a prospective purchaser, a confirmation executed by the requesting Person in form reasonably acceptable to the Indenture Trustee generally to the effect that such Person is a prospective purchaser of Bonds or interests therein, is requesting the information solely for use in evaluating a possible investment in Bonds and will otherwise keep such information confidential. Holders of Definitive Bonds, by their acceptance thereof, will be deemed to have agreed to keep such information confidential.

                  SECTION 14.       Restrictions on Transfer of Bonds.

                  (a) No transfer, sale, pledge or other disposition of any Non-Registered Bond or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Non-Registered Bond which is a Definitive Bond is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Issuer or one of its Affiliates), then the Bond Registrar shall refuse to register such transfer unless it receives (and upon receipt, it may conclusively rely upon): (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit C-1A hereto; or (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached as Exhibit C-1B hereto and a certificate from such Bondholder's prospective Transferee substantially in the form attached as Exhibit C-2A hereto; or (iii) an Opinion of Counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (it being understood that the counsel rendering such Opinion of Counsel shall take into consideration, among other things, any posting by the Bondholder desiring to effect such transfer, any agent of such Bondholder or any affiliate of such Bondholder or such agent of information relating to the Bonds, the Trust Estate and the Issuer on the Bloomberg Financial Markets system, the Datapoint system or any similar system) (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Manager, the Owner Trustee, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective Transferee on which such Opinion of Counsel is based. If a transfer of any interest in a Non-Registered Bond which is a Book-Entry Bond is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Book-Entry Bonds or a transfer of any interest therein by the Issuer or one of its Affiliates), then the Bond Owner of such Book-Entry Bond desiring to effect such transfer must obtain from such Bond Owner's prospective transferee a certificate substantially in the form attached as Exhibit C-2B hereto. None of the Issuer, the Depositor, the Indenture Trustee, the Manager, the Owner Trustee or the Bond Registrar is obligated to register or qualify any Class of Non-Registered Bonds under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Bond or interest therein without registration or qualification. Any Holder of a Non-Registered Bond desiring to effect a transfer of such Non-Registered Bond or interest therein shall, and does hereby agree to, indemnify, the Issuer, the Manager, the Owner Trustee, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     As of the Closing Date, the Class A-1, Class A-2, Class B, Class C, Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 and Class J Bonds will constitute Non-Registered Bonds.

                  (b)      Any beneficial owner of a Class A-1, Class A-2,
Class B or Class C Bond which is a Book-Entry Bond that desires to transfer its interest therein shall be required to obtain from its prospective transferee, and the Bond Registrar shall refuse to register the transfer of a Class A-1, Class A-2, Class B or Class C Bond which is a Definitive Bond unless it receives from the prospective transferee, a certification generally to the effect that either (A) such transferee is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code, or (iii) an entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan, including without limitation, as applicable, an insurance company general account (each of (i), (ii) and (iii), a "Plan"), and is not directly or indirectly purchasing such Bonds or interests therein being transferred to it, on behalf of, for the benefit of, or otherwise using assets of a Plan or (B) the purchase and holding of such Bonds or interests therein being transferred to it does not and will not constitute or otherwise result in a non-exempt "prohibited transaction" under, and as defined in , Section 406 of ERISA or Section 4975 of the Code, by reason of the application of one or more statutory or administrative exemptions.

     No transfer of any Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 or Class J Bond or any interest therein shall be made to a Plan or to any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of such Bond or interest therein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of such Bond or interest therein will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section  4975 of the Code or result  in the  imposition  of an excise  tax under
Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in this Indenture.

     Each Person who acquires any Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 or Class J Bond or interest therein (unless it shall have delivered to the Bond Registrar a certification of facts and an Opinion of Counsel as described in preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either:
(i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Bond or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Bond or any interest therein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

                  (c) No transfer of any Class A-1, Class A-2, Class B or Class C Bond not purchased by the Initial Purchasers pursuant to the Purchase Agreement, any Class D-1, Class D-2, Class E, Class F, Class G, Class H-1, Class H-2 or Class J Bond, any Owner Trust Certificates or any interest in any of the foregoing shall be made by CRIIMI MAE or any subsidiary thereof unless, (i) in the case of any such Bonds, the Indenture Trustee shall have received an Opinion of Counsel to the effect that any such Bonds to be transferred would be characterized as indebtedness for federal income tax purposes upon the transfer thereof, or (ii) the Indenture Trustee shall have received an Opinion of Counsel to the effect that such transfer will not cause the Issuer to be subject to an entity-level federal income tax to which REITs and QRSs are not otherwise subject; provided that (x) the Bonds may be pledged by CRIIMI MAE or any subsidiary thereof to secure indebtedness of CRIIMI MAE or such subsidiary and may be the subject of repurchase agreements treated as secured indebtedness of CRIIMI MAE or a subsidiary thereof for federal income tax purposes and (y) no such Opinion of Counsel shall be required in connection with the sale of any such Bonds by the related lender upon a default under any such indebtedness.

                  (d) If a Person is acquiring any Bond or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Bond Registrar (or, in the case of an interest in such a Bond that constitutes a Book-Entry Bond, to the Bond Owner that is transferring such interest) a certification to the effect that, and such other evidence as may be reasonably required by the Indenture Trustee (or such Bond Owner) to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (a) and (b), as applicable, of this
Section 14.

                  SECTION 15.Bond Account.

                  (a)      On or prior to the date hereof, the Indenture
Trustee shall establish (and, at all times thereafter, the Indenture Trustee shall maintain) the Bond Account for the Bonds. The Bond Account shall consist solely of one or more Eligible Accounts established and maintained in the name of the Indenture Trustee (in such capacity) and, in each case, bearing a designation clearly indicating that such account and all funds deposited therein are held for the exclusive benefit of the Bondholders and, subject to the lien of this Indenture, the Issuer.

     The Indenture Trustee shall deposit or cause to be deposited in the Bond Account, upon receipt, (i) any and all payments and other collections received on or in respect of the Pledged Securities subsequent to the commencement of the initial Collection Period and (ii) any amounts required to be deposited by the Indenture Trustee in connection with losses incurred with respect to investments of funds held in the Bond Account. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Bond Account. Funds in the Bond Account shall not be commingled with any other monies. All monies deposited from time to time in the Bond Account (including any securities or instruments in which such monies are invested) shall be held by and under the control of the Indenture Trustee in the Bond Account for the benefit of the Bondholders and the Issuer as herein provided; provided, however, that all income and gain, if any, from monies or investments on deposit in the Bond Account shall constitute additional compensation for the Indenture Trustee and shall be subject to withdrawal by it from time to time. Any losses resulting from or arising in connection with investments of funds in the Bond Account shall be for the account of the Indenture Trustee (who shall promptly deposit into the Bond Account the amount of any such losses).

                  (b) All of the funds on deposit in the Bond Account may be invested and reinvested by the Indenture Trustee in one or more Permitted Investments, subject to the following requirements:

                  (i) such Permitted Investments shall mature not later than one Business Day prior to the next Payment Date;

                  (ii) the securities purchased with the monies in the Bond Account shall be deemed to befunds deposited in the Bond Account;

                  (iii) each such Permitted Investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee under the Indenture Trustee's complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, a Permitted Investment may be made in such instrument notwithstanding that such instrument is not under the dominion and control of the Indenture Trustee, provided that such pledge is so registered);

                  (iv) the Indenture Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

                  (v) other than the investments described in the second parenthetical phrase in clause (iii) above, any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent; and

                  (vi) the proceeds of each investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the Bond Account, subject to withdrawal by the Indenture Trustee as provided herein.

                  (c) Unless the Bonds have been declared due and payable pursuant to Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are being applied pursuant to Section
5.06 of the Standard Indenture Provisions, the Indenture Trustee is authorized to make withdrawals from the Bond Account (the order set forth hereafter not constituting an order of priority for such withdrawals) (i) to make payments on the Bonds as provided herein, (ii) to pay itself interest and other income earned on funds on deposit in the Bond Account, (iii) to pay all Administrative Expenses and Extraordinary Expenses in respect of the Issuer or the Trust Estate, and (iv) to withdraw any amounts deposited in the Bond Account in error.

                  SECTION 16.  Payments on the Bonds.

                  (a) All payments of interest, principal and other amounts made with respect to any Class of Bonds will be allocated pro rata among the Outstanding Bonds of such Class based on the respective Principal Amounts thereof.

                  (b) On each Payment Date, unless the Bonds have been declared due and payable pursuant to Section 5.02 of the Standard Indenture Provisions and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06 of the Standard Indenture Provisions, the Indenture Trustee shall withdraw from the Bond Account and apply the Available Funds for such Payment Date among the respective Classes of Bondholders and the Issuer for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

                  (i) to make payments of interest to the Holders of the Class A Bonds, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (ii) to make payments of principal to the Holders of the Class A-1 Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class A-1 Bonds and (b) the Principal Payment Amount for such Payment Date;

                  (iii)    after the Aggregate Principal Amount of the Class
         A-1 Bonds has been reduced to zero, to make payments of principal to the Holders of the Class A-2 Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class A-2 Bonds and
         (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A-1 Bonds pursuant clause (ii) above;

                  (iv) to make any payments of interest to the Holders of the Class B Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (v) after the Aggregate Principal Amount of the Class A Bonds has been reduced to zero, to make payments of principal to the Holders of the Class B Bonds, up to an amount equal to the lesser of
         (a) the then Aggregate Principal Amount of the Class B Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A Bonds pursuant to clauses (ii) and (iii) above;

                  (vi) to make payments of interest to the Holders of the Class C Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (vii) after the Aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to make payments of principal to the Holders of the Class C Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class C Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A and/or Class B Bonds pursuant to clauses
         (ii), (iii) and (v) above;

                  (viii) to make payments of interest to the Holders of the Class D-1 and Class D-2 Bonds, pro rata between the two Classes of Class D Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (ix)     after the Aggregate Principal Amount of the Class
         A, Class B and Class C Bonds has been reduced to zero, to make payments of principal to the Holders of the Class D-1 Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class D-1 Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B and/or Class C Bonds pursuant to clauses (ii), (iii), (v) and (vii) above;

                  (x)      after the Aggregate Principal Amount of the Class
         A, Class B, Class C and Class D-1 Bonds has been reduced to zero, to make payments of principal to the Holders of the Class D-2 Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class D-2 Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C and/or Class D-1 Bonds pursuant to clauses (ii), (iii), (v), (vii) and (ix) above;

                  (xi) to make payments of interest to the Holders of the Class E Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xii)    after the Aggregate Principal Amount of the Class
         A, Class B, Class C and Class D Bonds has been reduced to zero, to make payments of principal to the Holders of the Class E Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class E Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C and/or Class D Bonds pursuant to clauses (ii), (iii), (v), (vii), (ix) and (x) above;

                  (xiii) to make payments of interest to the Holders of the Class F Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xiv)    after the Aggregate Principal Amount of the Class
         A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to make payments of principal to Holders of the Class F Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class F Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D and/or Class E Bonds pursuant to clauses (ii), (iii), (v), (vii),
         (ix), (x) and (xii) above;

                  (xv) to make payments of interest to the Holders of the Class G Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xvi)    after the Aggregate Principal Amount of the Class
         A, Class B, Class C, Class D, Class E and Class F Bonds has been reduced to zero, to make payments of principal to the Holders of the Class G Bonds, up to an amount equal to the lesser of (a) the then Aggregate Principal Amount of the Class G Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D, Class E and/or Class F Bonds pursuant to clauses
         (ii), (iii), (v), (vii), (ix), (x), (xii) and (xiv) above;

                  (xvii) to make payments of interest to the Holders of the Class H-1 and Class H-2 Bonds, pro rata between the two Classes of Class H Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xviii) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Bonds has been reduced to zero, to make payments of principal to the Holders of the Class H-1 Bonds up to an amount equal to the lesser of

         (a) the then Aggregate Principal Amount of the Class H-1 Bonds and
         (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D, Class E, Class F and/or Class G Bonds pursuant to clauses (ii), (iii), (v), (vii), (ix), (x),
         (xii), (xiv) and (xvi) above;

                  (xix)    after the Aggregate Principal Amount of the Class
         A, Class B, Class C, Class D, Class E, Class F, Class G and Class H-1 Bonds has been reduced to zero, to make payments of principal to the Holders of the Class H-2 Bonds, up to an amount equal to the lesser of
         (a) the then Aggregate Principal Amount of the Class H-2 Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D, Class E, Class F, Class G and/or Class H-1 Bonds pursuant to clauses (ii), (iii), (v), (vii), (ix), (x),
         (xii), (xiv), (xvi) and (xviii) above;

                  (xx) to make payments of interest to the Holders of the Class J Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xxi) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class H Bonds has been reduced to zero, to make payments of principal to the Holders of the Class J Bonds, up to an amount equal to the lesser of
         (a) the then Aggregate Principal Amount of the Class J Bonds and (b) the excess, if any, of the Principal Payment Amount for such Payment Date over any amounts paid on such Payment Date in retirement of the Class A, Class B, Class C, Class D, Class E, Class F, Class G and/or Class H Bonds pursuant to clauses (ii), (iii), (v), (vii), (ix), (x),
         (xii), (xiv), (xvi), (xiv), (xvi), (xviii) and (xix) above;

                  (xxii) if, after giving effect to the payments of principal on the Bonds contemplated by clauses (ii), (iii), (v), (vii),
         (ix), (x), (xii), (xiv), (xvi), (xviii), (xix) and (xxi) above, the Aggregate Principal Amount of all the Bonds exceeds the then Aggregate Collateral Principal Amount, then to make payments of principal to the Holders of Class A Bonds (allocable as between the two Classes of Class A Bondholders on a pro rata basis in accordance with the respective Aggregate Principal Amounts of their Bonds), the Class B Bonds, the Class C Bonds, the Class D Bonds (allocable as between the two Classes of Class D Bondholders on a pro rata basis in accordance with the respective Aggregate Principal Amounts of their Bonds), the Class E Bonds, the Class F Bonds, the Class G Bonds, the Class H Bonds (allocable as between the two Classes of Class H Bondholders on a pro rata basis in accordance with the respective Aggregate Principal Amounts of their Bonds) and the Class J Bonds, in that order, in respect of principal, until (in the case of each such Class or pair of Classes of Bonds on which payments of principal are so made) such excess (or the Aggregate Principal Amount of such Class or Classes of Bonds) is reduced to zero (whichever occurs first); and

                  (xxiii) to or at the direction of the Issuer to the extent of any remaining Available Funds for such Payment Date;

provided that, if the aggregate of the Net Aggregate Principal Amounts of the Subordinate Bonds has been reduced to zero, then the payment of principal to the Holders of the Class A Bonds contemplated by clauses (ii) and (iii) above will instead be made on a pro rata basis between the two Classes of Class A Bondholders based on the respective Aggregate Principal Amounts of the two Classes of Class A Bonds, up to the Aggregate Principal Amount of each Class of Class A Bonds.

                  (c) On each Payment Date, if the Bonds have been declared due and payable pursuant to Section 5.02 of the Standard Indenture Provisions following an Issuer Event of Default, such declaration and its consequences have not been rescinded and annulled and payments and other collections from the Trust Estate are being applied pursuant to Section 5.06 of the Standard Indenture Provisions, any such payments or other collections allocable to payments on the Bonds on such date in accordance with such Section
5.06 of the Standard Indenture Provisions will be applied for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

                  (i) to make payments of interest to the Holders of the Class A Bonds, pro rata as between the two Classes of Class A Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (ii) to make payments of principal to the Holders of the Class A Bonds, pro rata as between the two Classes of Class A Bondholders based on the respective Aggregate Principal Amounts of their Bonds, until such Bonds are retired;

                  (iii) to make payments of interest to the Holders of the Class B Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (iv) after the Aggregate Principal Amount of the Class A Bonds has been reduced to zero, to make payments of principal to the Holders of the Class B Bonds, until such Bonds are retired;

                  (v) to make payments of interest to the Holders of the Class C Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (vi) after the Aggregate Principal Amount of the Class A and Class B Bonds has been reduced to zero, to make payments of principal to the Holders of the Class C Bonds, until such Bonds are retired;

                  (vii) to make payments of interest to the Holders of the Class D Bonds, pro rata as between the two Classes of Class D Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (viii)   after the Aggregate Principal Amount of the Class
         A, Class B and Class C Bonds has been reduced to zero, to make payments of principal to the Holders of the Class D Bonds, pro rata as between the two Classes of Class D Bondholders based on the respective Aggregate Principal Amounts of their Bonds, until such Bonds are retired;

                  (ix) to make payments of interest to the Holders of the Class E Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (x)      after the Aggregate Principal Amount of the Class
         A, Class B, Class C and Class D Bonds has been reduced to zero, to make payments of principal to the Holders of the Class E Bonds, until such Bonds are retired;

                  (xi) to make payments of interest to the Holders of the Class F Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xii) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D and Class E Bonds has been reduced to zero, to make payments of principal to the Holders of the Class F Bonds, until such Bonds are retired;

                  (xiii) to make payments of interest to the Holders of the Class G Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xiv) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E and Class F Bonds has been reduced to zero, to make payments of principal to the Holders of the Class G Bonds, until such Bonds are retired;

                  (xv) to make payments of interest to the Holders of the Class H Bonds, pro rata between the two Classes of Class H Bondholders based on entitlement, up to an amount equal to all Accrued Bond Interest in respect of each such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods;

                  (xvi) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E, Class F and Class G Bonds has been reduced to zero, to make payments of principal to the Holders of the Class H Bonds, pro rata as between the two Classes of

         Class H Bondholders based on the respective Aggregate Principal Amounts of their Bonds, until such Bonds are retired;

                  (xvii) to make payments of interest to the Holders of the Class J Bonds, up to an amount equal to all Accrued Bond Interest in respect of such Class of Bonds for the related Interest Accrual Period and, to the extent not previously paid, for all prior Interest Accrual Periods; and

                  (xviii) after the Aggregate Principal Amount of the Class A, Class B, Class C, Class D, Class E, Class F, Class G and Class H Bonds has been reduced to zero, to make payments of principal to the Holders of the Class J Bonds, until such Bonds are retired.

                  (d) Until such time as the Indenture Trustee receives contrary instructions from the Owner Trustee in writing, the Indenture Trustee is hereby authorized and agrees to make all payments that are to be made to or at the direction of the Issuer pursuant to either subsection (b) of this Section 16 or pursuant to Section 5.06 of the Standard Indenture Provisions directly to the Company as the sole holder of all the Owner Trust Certificates, by wire transfer in accordance with written wiring instructions provided by the Depositor. This Section 16(d) shall constitute a direction made by the Owner Trustee in accordance with Section 4.1 of the Deposit Trust Agreement, and all payments made pursuant to this Section 16(d) shall constitute distributions made pursuant to Sections 4.1 and 4.2 of the Deposit Trust Agreement. The Indenture Trustee agrees to accept and act in accordance with such alternative payment instructions with respect to monies payable to or at the direction of the Issuer as the Owner Trustee shall provide in writing no less than five Business Days prior to the related Payment Date. In connection with making any payments pursuant to this Section 16(d), the Indenture Trustee shall promptly provide to the Owner Trustee and the Manager by facsimile transmission and first-class mail, postage prepaid, a written statement detailing the amounts so paid.

                  (e) There will be no Credit Support Agreements, Cash Flow Agreements, Servicing and Administration Agreements or Reserve Funds with respect to the Bonds and, accordingly, the provisions of the Standard Indenture Provisions that relate to such agreements and funds will be inapplicable solely with respect to the Bonds.

                  SECTION 17.  Optional Redemption of the Bonds.

                  (a) Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to Section
10.01 of the Standard Indenture Provisions, redeem Bonds of any Class (other than the Class A-2 Bonds), in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. The Class A-2 Bonds shall not be subject to optional redemption. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem any Class of Bonds (other than the Class A-2 Bonds).

                  (b) On any Redemption Date, following the payments to be made on such date pursuant to Section 16(b), the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

                  SECTION 18. Additional Negative Covenants and Issuer Events of Default.

                  (a)      In addition to the negative covenants contained in
Section 3.11 of the Standard Indenture Provisions, the Issuer shall not: (i) issue any other Series if such issuance, as confirmed in writing by the Rating Agency, would result in an Adverse Rating Event with respect to any Class of Bonds; or (ii) act in a manner that would endanger its status as a QRS.

                  (b) In addition to the requirements for a Successor Person set forth in Section 3.13(a)(i), such Successor Person must be a QRS.

                  (c) In addition to the Issuer Events of Default contained in Section 5.01 of the Standard Indenture Provisions, the following shall be Issuer Events of Default:

                  (i) if the Issuer ceases to be a QRS for 60 consecutive days;

                  (ii) the entry by a court having jurisdiction over any Issuer Owner of (A) a decree or order for relief in respect of such Issuer Owner in an involuntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging such Issuer Owner as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer Owner under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of or for such Issuer Owner or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order not stayed or dismissed and in effect for a period of more than ninety (90) consecutive days; and

                  (iii) the commencement by any Issuer Owner of a voluntary case or proceeding under any applicable federal or state delinquency, bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any Issuer Owner to the entry of a decree or order for relief in respect of such Issuer Owner in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by any Issuer Owner of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by any Issuer Owner to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of or for such Issuer Owner or of any substantial part of its property, or the making by any Issuer Owner of an assignment for the benefit of creditors, or the admission by any Issuer Owner in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by any Issuer Owner in furtherance of any such action.

                  SECTION 19. Incorporation of the Standard Indenture Provisions by Reference; Amendment and Ratification of Standard Indenture Provisions.

                  (a)      The Standard Indenture Provisions, as amended by
Section 19(b), are incorporated herein in their entirety by this reference to the extent that (other than with respect to Section 12.07 of the Standard Indenture Provisions) they do not conflict with any express term or condition hereof and unless otherwise explicitly stated herein to the contrary. This Indenture has not been qualified under the TIA.

                  (b) Insofar as they relate to the Bonds being issued under this Terms Indenture (but only insofar as they relate to such Bonds) the Standard Indenture Provisions are hereby amended as follows:

                  (i) Any capitalized term that is defined both in this Terms Indenture and in the Standard Indenture Provisions shall have the meaning assigned to it in this Terms Indenture.

                  (ii) References to "66-2/3%" in Sections 5.04 and 5.12 of the Standard Indenture Provisions are hereby changed to "a majority".

                  (iii) The second paragraph of Section 5.05 of the Standard Indenture Provisions and all references to the application of funds in accordance with Section 5.05 of the Standard Indenture Provisions are hereby deleted.

                  (c)      Subject to Sections 19(a) and 19(b),     the
Standard   Indenture   Provisions,    as incorporated into and amended by
this Terms Indenture, are in all respects ratified and confirmed, and this Terms Indenture and the Standard Indenture Provisions (as so incorporated and amended) together shall be read, taken and construed as one and the same instrument.

                  SECTION 20.  Certain Matters Regarding the Indenture Trustee.

                  (a) As of the Closing Date, the Corporate Trust Office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107.

                  (b) As compensation pursuant to Section 6.07 of the Standard Indenture Provisions, the Indenture Trustee shall be entitled to the Indenture Trustee Fee.

                  (c) In addition to the eligibility requirements set forth in Section 6.08 of the Standard Indenture Provisions, the Indenture Trustee must have (i) a combined capital, surplus and undivided profits of at least $50,000,000 and (ii) a long-term unsecured debt rating of at least "A" (or the equivalent) from the Rating Agency, must meet the requirements of Section 26(a)(1) of the Investment Company Act and shall not be an Affiliate of the Issuer or of any Person involved in the organization or operation of the Issuer.

                  (d) The Indenture Trustee hereby represents and warrants to the Issuer and for the benefit of the Bondholders that:

                  (i) it is a banking organization duly formed, validly existing and in good standing under federal law;

                  (ii) it is duly authorized under applicable federal law, its charter and its by-laws to execute and deliver this Indenture, and to perform its obligations hereunder, including, without limitation, that it is duly authorized to accept the Grant to it for the benefit of the Bondholders of the Trust Estate and is authorized to authenticate the Bonds, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained;

                  (iii)    it has duly executed and delivered this Indenture;

                  (iv) the Indenture constitutes its valid, legal, binding and enforceable obligation, in its individual capacity, enforceable against it in accordance with its terms, except as such terms may be limited by insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

                  (v) the execution and delivery of the Indenture by it, and the performance of its obligations hereunder will not violate the provisions of its charter or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which it is a party or by which it is bound, or any order or decree applicable to it or result in the creation or imposition of any Lien on any of the its assets or property, which would materially and adversely affect the ability of it to carry out the transactions contemplated by this Indenture or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by it of this Indenture;

                  (vi) there is no action, suit or proceeding pending against it in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Pledged Securities or the ability of it or the Bondholders to carry out the transactions contemplated by this Indenture.

                  (e) In the event of the resignation or removal of LaSalle National Bank ("LaSalle") as Indenture Trustee hereunder, the Issuer hereby agrees, and each Bondholder by acceptance of its Bonds shall be deemed to agree, that Wells Fargo & Company ("WFC") shall have a right of first refusal to assume or designate a party that may assume the duties and rights of the Indenture Trustee with an express right to subcontract out to one or more parties portions of the rights and duties of the Indenture Trustee in accordance with Section 6.13 of the Standard Indenture Provisions; provided, however, that, in no event, shall WFC (or its designee) be permitted to succeed to the duties and rights of Indenture Trustee hereunder, unless WFC (or its designee) then shall meet the eligibility requirements with respect to the Indenture Trustee set forth in Section 20(c) hereof and Section 6.08 of the Standard Indenture Provisions. Consistent with the foregoing, if WFC shall select another party to be the Indenture Trustee, WFC shall have the right to act as such party's agent or as a co-trustee in performing any of the Indenture Trustee's duties and rights.

                  (f) The Issuer and the Manager agree that any information either of them receives or any facts either of them learns concerning the unsatisfactory performance of the Indenture Trustee under this Indenture or a decline in the financial standing of the Indenture Trustee shall promptly be brought to the attention of WFC.

                  (g) The Indenture Trustee and any Paying Agent shall each have in place a fidelity bond and errors and omissions policy, each in such form and amount as is customarily required, commercially reasonable and consistent with transactions of the kind contemplated by this Indenture.

                  SECTION 21.  Representations and Warranties of the Issuer.

     The Issuer hereby represents and warrants to the Indenture Trustee and for the benefit of the Bondholders that as of the Closing Date:

                  (a) It is duly formed, validly existing and in good standing as a business trust under the laws of the State of Delaware.

                  (b) It is duly authorized under applicable law and the Deposit Trust Agreement to create and issue the Bonds, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Trust Estate which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Bonds, when issued, will be, and this Indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms.

                  (c) The Indenture constitutes its valid, legal, binding and enforceable obligation, in its individual capacity, enforceable against it in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

                  (d) The execution and delivery of the Indenture by it, and the performance of its obligations hereunder will not violate the provisions of its certificate of incorporation or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which it is a party or by which it is bound, or any order or decree applicable to it or result in the creation or imposition of any Lien on any of the its assets or property, which would materially and adversely affect the ability of it to carry out the transactions contemplated by this Indenture or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by it of this Indenture.

                  (e) There is no action, suit or proceeding pending against it in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of it to carry out the transactions contemplated by this Indenture.

                  (f) Immediately prior to its Grant of the Trust Estate provided for herein, it had good title to, and was the sole owner of, each Pledged Security, free and clear of any pledge, lien, encumbrance or security interest.

                  (g) The Indenture Trustee has a valid and enforceable first priority security interest in the Trust Estate, subject only to exceptions permitted hereby.

                  (h)      It is a QRS.

                  (i) This Indenture is not required to be qualified under the TIA and the Issuer is not required to be registered as an "investment company" under the Investment Company Act.

                  SECTION 22. Notice to the Indenture Trustee, the Issuer and Certain Other Persons.

     Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Issuer, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, facsimile number: (302) 651-8882; (ii) in the case of the Indenture Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107,
Attention: Asset Backed Securities Trust Services Group - CRIIMI MAE Series 1998-C1, facsimile number: (312) 904-2084; and (iii) in the case of the Rating
Agency: Standard & Poor's Ratings Services, Attention: Commercial Mortgage Surveillance Manager, facsimile number: (212) 208-0053; or as to each such Person such other address and/or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

                  SECTION 23.  Tax Treatment.

     The Issuer has entered into this Indenture, and the Bonds will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Bondholder, by its acceptance of a Bond (and each Bond Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  SECTION 24. Performance of Issuer's Duties by the Owner Trustee and Manager.

                  (a) The Indenture Trustee hereby acknowledges and agrees that the duties of the Issuer will be performed on behalf of the Issuer by the Owner Trustee pursuant to the Deposit Trust Agreement or the Manager pursuant to the Management Agreement and hereby acknowledges and accepts the terms of each such agreement as of the date hereof. The Indenture Trustee is authorized and instructed to pay out of the Bond Account, prior to making payments on the Bonds, the Owner Trustee Fee to the Owner Trustee in accordance with the Deposit Trust Agreement and the Management Fee to the Manager in accordance with the Management Agreement. The Owner Trustee, on behalf of itself and the Issuer, agrees not to permit any modification of the Deposit Trust Agreement or the Management Agreement without the consent of the Holders of Bonds representing greater than 50% of the Aggregate Principal Amount of the Outstanding Bonds.

                  (b) Any successor to the Owner Trustee appointed pursuant to the terms of the Deposit Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                  SECTION 25.  Miscellaneous.

                  (a) Notwithstanding Section 2.07(g) of the Standard Indenture Provisions, the Bonds shall be recourse obligations of the Issuer.

                  (b) WFC shall be an intended third party beneficiary with respect to Section 20(e) and (f) hereof.

                  (c) For the avoidance of doubt, the parties hereto hereby acknowledge and agree that no substitution of Collateral as contemplated by Section 2.11 of the Standard Indenture Provisions shall be permitted hereunder.

                  (d)      Notwithstanding anything to the contrary in Section
3.14 of the Standard Indenture Provisions, the Issuer may not reacquire Bonds by open market purchases in privately negotiated transactions.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    CRIIMI MAE COMMERCIAL MORTGAGE
                                    TRUST

                                    By:   WILMINGTON TRUST COMPANY, not in
                                          its individual capacity but solely as
Owner
                                                                  Trustee

                                    /s/Emmett R. Harmon
                                    ----------------------------
                                    Name:  Emmett R. Harmon
                                    Title: Vice President


                                     LASALLE NATIONAL BANK,
                                          as Indenture Trustee


                                     /s/Michael Evans
                                     ---------------------------
                                     Name:  Michael Evans
                                     Title: First Vice President


                                     LASALLE NATIONAL BANK,
                                          as Securities Intermediary


                                     /s/Michael Evans
                                     ---------------------------
                                     Name:  Michael Evans
                                     Title: First Vice President

STATE OF NEW YORK)
): ss.:
COUNTY OF NEW YORK)

     On this 8th day of May, 1998, before me, the undersigned officer, personally appeared Emmett R. Harmon , and acknowledged himself to me to be the Vice President of Wilmington Trust Co., and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                    /s/Corinne M. Raicht
                                                    ------------------------
                                                    Notary Public


NOTARIAL SEAL

STATE OF                   )
                                    ): ss.:
COUNTY OF                  )

     On this 8th day of May, 1998, before me, the undersigned officer, personally appeared Michael Evans, and acknowledged himself to me to be the First Vice President of LaSalle National Bank, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                        /s/Yvette Pena
                                                        -------------------
                                                        Notary Public


NOTARIAL SEAL

                                   SCHEDULE 1

                         SCHEDULE OF PLEDGED SECURITIES

                      Securitization                      Pledged                               Pledged Security
                                                          Securities                            Principal Balance*
                      --------------                      ----------                            -------------------
1.    Nomura Asset Securities Corporation, Commercial     Class B-1(A)                                 $70,000,0000
      Mortgage Pass-Through Certificates, Series 1998-D6  Class B-2                                      37,226,863
                                                          Class B-3                                      37,226,863
                                                          Class B-4                                      65,147,000
                                                          Class B-5                                      18,613,431
                                                          Class B-6                                      27,920,147
2.    CRIIMI Mae Trust I, Commercial Mortgage Bonds,      Class C                                       $22,000,000
      Series 1996-C1                                      Class D                                        73,000,000
                                                          Class E                                       100,000,000
3.    Merrill Lynch Mortgage Investors, Inc., Mortgage    Class F                                       $62,607,000
      Pass-Through Certificates, Series 1996-C2           Class G                                        39,841,000
                                                          Class H                                        34,147,859
4.    First Union-Lehman Brothers Commercial Mortgage     Class H                                       $16,527,208
      Trust, Commercial Mortgage Pass-Through             Class J                                        44,070,046
      Certificates, Series 1997-C2                        Class K                                        22,035,023
                                                          Class L                                        27,543,779
                                                          Class M                                        16,526,269
5.    Asset Securitization Corporation, Commercial        Class A-CS2(IO)(B)                                    N/A
      Mortgage Pass-Through Certificates, Series 1995-MD  Class B-1                                     $38,687,431
      IV                                                  Class B-2                                      67,703,006
                                                          Class A-CS3(IO)                                       N/A
6.    Merrill Lynch Mortgage Investors, Inc., Mortgage    Class E                                       $48,541,000
      Pass-Through Certificates, Series 1996-C1           Class F                                        32,361,000
                                                          Class G                                        19,417,459
7.    Asset Securitization Corporation, Commercial        Class B-1                                     $43,042,284
      Mortgage Pass-Through Certificates, Series 1996-D3  Class B-2                                      27,390,544
                                                          Class B-3                                       7,825,869
                                                          Class B-4                                      15,650,746
8.    Morgan Stanley Capital I Inc., Commercial Mortgage  Class G                                       $38,286,000
      Pass-Through Certificates, Series 1998-WF1          Class H(C)                                      7,830,750
                                                          Class J(D)                                     20,833,750
                                                          Class K(E)                                      7,830,000
                                                          Class L(F)                                     18,273,257
9.    Commercial Mortgage Acceptance Corp., Commercial    Class F2                                      $40,909,000
      Mortgage Pass-Through Certificates, Series 1997-ML1 Class G                                        50,909,929


                      Securitization                      Pledged                               Pledged Security
                                                          Securities                            Principal Balance*
                      --------------                      ----------                            -------------------
10.   First Union-Lehman Brothers Commercial Mortgage     Class F(G)                                    $10,800,000
      Trust, Commercial Mortgage Pass-Through             Class G                                        13,054,813
      Certificates, Series 1997-C1                        Class H                                        26,108,964
                                                          Class J                                        13,054,483
                                                          Class K                                        26,108,964
11.   J.P. Morgan Commercial Mortgage Finance Corp.,      Class F                                       $39,820,000
      Mortgage Pass-Through Certificates, Series 1998-C6  Class G                                        19,910,000
                                                          Class H                                         5,973,000
                                                          Class NR(H)                                    12,400,000
12.   Merrill Lynch Mortgage Investors, Inc., Mortgage    Class F(I)                                    $25,727,970
      Pass-Through Certificates, Series 1997-C1           Class G                                         8,408,000
                                                          Class H                                        16,816,000
                                                          Class J                                        21,019,856
13.   DLJ Mortgage Acceptance Corp., Commercial Mortgage  Class B-3                                     $30,600,000
      Pass-Through Certificates, Series 1996-CF2          Class B-4                                      17,800,000
                                                          Class C(J)                                     16,890,000
14.   Mortgage Capital Funding, Inc.,                     Class G                                        $8,705,772
      Multifamily/Commercial Mortgage Pass-Through        Class H                                        19,587,989
      Certificates, Series 1997-MC2                       Class J                                        10,882,216
                                                          Class K                                        17,411,549
15.   LB Commercial Conduit Mortgage Trust II, Multiclass Class F                                       $21,846,137
      Pass-Through Certificates, Series 1996-C2           Class G                                        13,902,087
                                                          Class H                                         5,958,037
                                                          Class J                                         9,930,062
16.   Mortgage Capital Funding, Inc.,                     Class F(K)                                    $10,000,000
      Multifamily/Commercial Mortgage Pass-Through        Class G                                         6,585,416
      Certificates, Series 1997-MC1                       Class H                                        13,170,833
                                                          Class J                                         9,878,125
                                                          Class K                                         6,585,420
17.   Merrill Lynch Mortgage Investors, Inc., Mortgage    Class F(L)                                     $3,437,250
      Pass-Through Certificates, Series 1997-C2           Class G                                         6,863,000
                                                          Class H                                        12,011,000
                                                          Class J                                         6,864,000
                                                          Class K                                        13,726,931
18.   DLJ Mortgage Acceptance Corp., Commercial Mortgage  Class B-4                                     $19,900,000
      Pass-Through Certificates, Series 1997-CF2          Class B-5                                       3,300,000
                                                          Class C(M)                                     15,941,168

                      Securitization                      Pledged                               Pledged Security
                                                          Securities                            Principal Balance*
                      --------------                      ----------                            -------------------
19.   Morgan Stanley Capital I Inc., Commercial Mortgage  Class F(N)                                     $8,450,000
      Pass-Through Certificates, Series 1997-WF1          Class G(O)                                      3,916,000
                                                          Class H(P)                                      5,872,000
                                                          Class J(Q)                                      5,871,000
                                                          Class K(R)                                      3,916,971
20.   Lehman Pass-Through Securities Inc., Trust          Class 1                                        $3,247,664
      Certificates, Series 1994-A

*        The aggregate Security Principal Balances of the respective
         Pledged Securities were, in each case, calculated immediately following the Distribution Date with respect thereto in March 1998.

(A) The NASC-98-D6 Class B-1 Pledged Certificate constitutes only approximately 44.2% of the aggregate Certificate Notional Amount of all the NASC-98-D6 Class B-1 Certificates.

(B) The ASC 95-MDIV Class A-CS2(IO) Pledged Security constitutes only approximately 7.08% of the aggregate Certificate Notional Amount of all the ASC 95-MDIV Class A-CS2(IO) Certificates.

(C) The MSCI 98-WF1 Class H Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class H Certificates.

(D) The MSCI 98-WF1 Class J Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class J Certificates.

(E) The MSCI 98-WF1 Class K Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class K Certificates.

(F) The MSCI 98-WF1 Class L Pledged Security constitutes approximately 75% of the aggregate Certificate Principal Balance of all the MSCI 98-WF1 Class L Certificates.

(G) The FULBCMT 97-C1 Class F Pledged Security constitutes only approximately 15% of the aggregate Certificate Principal Balance of all the FULBCMT 97-C1 Class F Certificates.

(H) The JPMCMFC 98-C6 Class NR Pledged Security constitutes approximately 88.9% of the aggregate Certificate Principal Balance of all the JPMCMFC 98-C6 Class NR Certificates.

(I) The MLMI 97-C1 Class F Pledged Security constitutes approximately 51% of the aggregate Certificate Principal Balance of all the MLMI 97-C1 Class F Certificates.

(J) The DLJMAC 96-CF2 Class C Pledged Security constitutes approximately 95% of the aggregate Certificate Principal Balance of all the DLJMAC 97-CF2 Class C Certificates.

(K) The MCFI 97-MC1 Class F Pledged Security constitutes only approximately 23.5% of the aggregate Certificate Principal Balance of all the MCFI 97-MC1 Class F Certificates.

(L) The MLMI 97-C2 Class F Pledged Security constitutes only approximately 9.11% of the aggregate Certificate Principal Balance of all the MLMI 97-C2 Class F Certificates.

(M) The DLJMAC 97-CF2 Class C Pledged Security constitutes approximately 96.7% of the aggregate Certificate Principal Balance of all the DLJMAC 97-CF2 Class C Certificates.

(N) The MSCI 97-WF1 Class F Pledged Security constitutes only approximately 25.2% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class F Certificates.

(O) The MSCI 97-WF1 Class G Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class G Certificates.

(P) The MSCI 97-WF1 Class H Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class H Certificates.

(Q) The MSCI 97-WF1 Class J Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class J Certificates.

(R) The MSCI 97-WF1 Class K Pledged Security constitutes approximately 70% of the aggregate Certificate Principal Balance of all the MSCI 97-WF1 Class K Certificates.

                                                                EXHIBIT A-1


                                 CLASS A-1 BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                       CLASS A-1 COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum      Aggregate Principal Amount of the
                                          Class A-1

Date of Indenture:  As of May 8, 1998     Bonds as of the Closing Date:
                                                                  $62,612,000

Accrual Date:  May 1, 1998                Initial Principal Amount of this
                                          Class A-1 Bond as of the Closing Date:
Closing Date:  May 8, 1998                $

First Payment Date:  July 2, 1998         Initial Aggregate Collateral Principal
                                          Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage
Trust                                     Indenture Trustee:  LaSalle National
                                          Bank

Owner Trustee:  Wilmington Trust Company

Bond No. A-1-                             CUSIP No. 22660BAA8

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $62,612,000 no later than June 2033.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein may be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the party acquiring this Bond or any interest herein provides the transferor of such interest (in the case of an interest in a Book-Entry Bond) or the Bond Registrar (in the case of a Definitive Bond) with a certification generally to the effect that either (A) such transferee is not (i) an employee benefit plan (as defined in Section 3 (3) of ERISA) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code, or (iii) an entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan, including, without limitation, as applicable, an insurance company general account (each of (i), (ii) and (iii), a "Plan"), and is not directly or indirectly purchasing such Bonds or interests therein being transferred to it, on behalf of, for the benefit of, or otherwise using assets of a Plan or (B) the purchase and holding of such Bonds or interests therein being transferred to it does not and will not constitute or otherwise result in a non-exempt "prohibited transaction" under, and as defined in, Section 406 of ERISA or Section 4975 of the Code, by reason of the application of one or more statutory or administrative exemptions.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if and for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company not in its individual capacity but solely as Owner Trustee.

Dated:

                                       CRIIMI MAE COMMERCIAL MORTGAGE
                                       TRUST

                                       By:      WILMINGTON TRUST COMPANY,
                                                not in its  individual  capacity
                                                but solely in its capacity as
                                                Owner Trustee



                                                By:______________________
                                                Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                      LASALLE NATIONAL BANK,
                                      as Bond Registrar


         By:____________________________________
                Authorized Signatory

                                   ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),
assign(s)  and  transfer(s)   unto

--------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                            Signature by or on behalf of Assignor


                            Signature Guaranteed

                              PAYMENT INSTRUCTIONS

                  The Assignee should include the following for purposes of payment:

                  Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                                -----------------------------

-----------------------------------------------------------------------------
for the account of
                   ----------------------------------------------------------.

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
   --------------------------------------------------------------------------.

     This information is provided by                             ,  the Assignee
                                     ----------------------------
named above, or                                     , as its agent.
                -----------------------------------

                                                              EXHIBIT A-2


                                 CLASS A-2 BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                       CLASS A-2 COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum        Aggregate Principal Amount of the
                                            Class A-2

                                            Bonds as of the Closing Date:
                                                                  $345,000,000
Date of Indenture:  As of  May 8, 1998
                                            Initial Principal Amount of this
Accrual Date:  May 1, 1998      Class A-2 Bond as of the Closing Date:
                                            $
Closing Date:  May 8, 1998
                                            Initial Aggregate Collateral
                                            Principal
First Payment Date:  July 2, 1998   Amount:  $1,772,226,951

Stated Maturity: June 2033
                                            Indenture          Trustee:
                                            LaSalle National Bank
Issuer:  CRIIMI MAE Commercial Mortgage Trust

Owner Trustee: Wilmington Trust Company

Bond No. A-2-                               CUSIP No. 22660BAB6

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[200,000,000] [145,000,000] no later than June 2033.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein may be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the party acquiring this Bond or any interest herein provides the transferor of such interest (in the case of an interest in a Book-Entry Bond) or the Bond Registrar (in the case of a Definitive Bond) with a certification generally to the effect that either (A) such transferee is not (i) an employee benefit plan (as defined in Section 3 (3) of ERISA) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code, or (iii) an entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan, including, without limitation, as applicable, an insurance company general account (each of (i), (ii) and (iii), a "Plan"), and is not directly or indirectly purchasing such Bonds or interests therein being transferred to it, on behalf of, for the benefit of, or otherwise using assets of a Plan or (B) the purchase and holding of such Bonds or interests therein being transferred to it does not and will not constitute or otherwise result in a non-exempt "prohibited transaction" under, and as defined in, Section 406 of ERISA or Section 4975 of the Code, by reason of the application of one or more statutory or administrative exemptions.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if and for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or
Section 5.12 of the Standard Indenture  Provisions;  (v) modify any provision of
Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     This Bond is not subject to optional redemption.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                       CRIIMI MAE COMMERCIAL MORTGAGE
                                       TRUST

                                       By:      WILMINGTON TRUST COMPANY,
                                                not in its  individual  capacity
                                                but solely in its capacity as
                                                Owner Trustee


         By:______________________________________
                                                    Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                        LASALLE NATIONAL BANK,
                                        as Bond Registrar


         By:______________________________________
                                                     Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                   Signature by or on behalf of Assignor


                   Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                -----------------------------------------------
-------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------.

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
   --------------------------------------------------------------------------.

     This information is provided by                             ,  the Assignee
                                     ----------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                                EXHIBIT A-3


                                  CLASS B BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS B COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum   Aggregate Principal Amount of the Class B

                                       Bonds as of the Closing Date:
                                                                  $150,639,000
Date of Indenture:  As of May 8, 1998
                                       Initial Principal Amount of this
Accrual Date:  May 1, 1998      Class B Bond as of the Closing Date:
                                       $
Closing Date:  May 8, 1998
                                       Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998   Amount:  $1,772,226,951

Stated Maturity:  June 2033
                                       Indenture          Trustee:
                                       LaSalle National Bank
Issuer:  CRIIMI MAE Commercial Mortgage Trust

Owner Trustee: Wilmington Trust Company

Bond No. B-
CUSIP No. 22660BAC4

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $150,639,000 no later than June 2033.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein may be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the party acquiring this Bond or any interest herein provides the transferor of such interest (in the case of an interest in a Book-Entry Bond) or the Bond Registrar (in the case of a Definitive Bond) with a certification generally to the effect that either (A) such transferee is not (i) an employee benefit plan (as defined in Section 3 (3) of ERISA) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code, or (iii) an entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan, including, without limitation, as applicable, an insurance company general account (each of (i), (ii) and (iii), a "Plan"), and is not directly or indirectly purchasing such Bonds or interests therein being transferred to it, on behalf of, for the benefit of, or otherwise using assets of a Plan or (B) the purchase and holding of such Bonds or interests therein being transferred to it does not and will not constitute or otherwise result in a non-exempt "prohibited transaction" under, and as defined in, Section 406 of ERISA or Section 4975 of the Code, by reason of the application of one or more statutory or administrative exemptions.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if and for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or
Section 5.12 of the Standard Indenture  Provisions;  (v) modify any provision of
Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                       CRIIMI MAE COMMERCIAL MORTGAGE
                                       TRUST

                                       By:      WILMINGTON TRUST COMPANY,
                                                not in its  individual  capacity
                                                but solely in its capacity as
                                                Owner Trustee


         By:______________________________________
                                                      Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                      LASALLE NATIONAL BANK,
                                      as Bond Registrar



         By:____________________________________
                                                      Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                              Signature by or on behalf of Assignor


                              Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------

------------------------------------------------------------------------------
for the account of
                   -----------------------------------------------------------.

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
    --------------------------------------------------------------------------.

     This information is provided by                            ,  the Assignee
                                     ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                              EXHIBIT A-4


                                  CLASS C BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS C COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum     Aggregate Principal Amount of the
                                         Class C

                                         Bonds as of the Closing Date:
                                                                 $115,195,000
Date of Indenture:  As of May 8, 1998
                                         Initial Principal Amount of this
Accrual Date:  May 1, 1998     Class C Bond as of the Closing Date:
                                                                   $
Closing Date: May 8, 1998
                                         Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust        Indenture Trustee:  LaSalle
                                                     National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. C-                                          CUSIP No. 22660BAD2

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

ACCORDINGLY, THE OUTSTANDING BOND PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of $115,195,000 no later than June 2033.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     No transfer of this Bond or any interest herein may be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the party acquiring this Bond or any interest herein provides the transferor of such interest (in the case of an interest in a Book-Entry Bond) or the Bond Registrar (in the case of a Definitive Bond) with a certification generally to the effect that either (A) such transferee is not (i) an employee benefit plan (as defined in Section 3 (3) of ERISA) that is subject to Title I of ERISA, (ii) a plan (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code, or (iii) an entity deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any such employee benefit plan or plan, including, without limitation, as applicable, an insurance company general account (each of (i), (ii) and (iii), a "Plan"), and is not directly or indirectly purchasing such Bonds or interests therein being transferred to it, on behalf of, for the benefit of, or otherwise using assets of a Plan or (B) the purchase and holding of such Bonds or interests therein being transferred to it does not and will not constitute or otherwise result in a non-exempt "prohibited transaction" under, and as defined in, Section 406 of ERISA or Section 4975 of the Code, by reason of the application of one or more statutory or administrative exemptions.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     Notwithstanding the foregoing, if and for so long as this Bond is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Bond shall be made through the book-entry facilities of DTC, and accordingly, this Bond shall constitute a Book-Entry Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04 or
Section 5.12 of the Standard Indenture  Provisions;  (v) modify any provision of
Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                       CRIIMI MAE COMMERCIAL MORTGAGE
                                       TRUST

                                       By:      WILMINGTON TRUST COMPANY,
                                                not in its  individual  capacity
                                                but solely in its capacity as
                                                Owner Trustee


         By:______________________________________
                                                     Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                       LASALLE NATIONAL BANK,
                                       as Bond Registrar


         By:______________________________________
                                                      Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                 ------------------------------------------------------------

-----------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                                Signature by or on behalf of Assignor


                                Signature Guaranteed


                              PAYMENT INSTRUCTIONS

         The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
                                                                     for   the
--------------------------------------------------------------------
account of
           ------------------------------------------------------------------.

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
   ---------------------------------------------------------------------------.

     This information is provided by                             ,  the Assignee
                                     ----------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                       EXHIBIT A-5


                                 CLASS D-1 BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS D COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum    Aggregate Principal Amount of the
                                        Class D-1

                                        Bonds as of the Closing Date:
                                                                 $159,500,000
Date of Indenture:  As of May 8, 1998
                                        Initial Principal Amount of this
Accrual Date:  May 1, 1998     Class D-1 Bond as of the Closing Date:
                                        $
Closing Date:  May 8, 1998
                                        Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee: LaSalle
                                                                  National Bank

Owner Trustee: Wilmington Trust Company

Bond No. D-1-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ----------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of $
                      no later than June 2033.
---------------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments) or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                    CRIIMI MAE COMMERCIAL MORTGAGE
                                    TRUST

                                    By:      WILMINGTON TRUST COMPANY,
                                             not in its  individual  capacity
                                             but solely in its capacity as Owner
                                             Trustee


         By:____________________________________
                                                    Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D-1 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                     LASALLE NATIONAL BANK,
                                     as Bond Registrar


         By:____________________________________
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                      Signature by or on behalf of Assignor


                      Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
------------------------------------------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
   ------------------------------------------------------------------------.

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                 -----------------------------------



                                                                EXHIBIT A-6


                                 CLASS D-2 BOND

                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS D COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum    Aggregate Principal Amount of the
                                        Class D-2

                                        Bonds as of the Closing Date:
                                                                   $159,501,000
Date of Indenture:  As of May 8, 1998
                                        Initial Principal Amount of this
Accrual Date:  May 1, 1998    Class D-2 Bond as of the Closing Date:
                                        $
Closing Date:  May 8, 1998
                                        Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. D-2-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ----------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of $
                      no later than June 2033.
---------------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                   CRIIMI MAE COMMERCIAL MORTGAGE
                                   TRUST

                                   By:      WILMINGTON TRUST COMPANY,
                                            not in its  individual  capacity but
                                            solely in its capacity as Owner
                                            Trustee


         By:____________________________________
                                                     Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D-2 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                    LASALLE NATIONAL BANK,
                                    as Bond Registrar


         By:____________________________________
                                                     Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                 --------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of
                   -----------------------------------------------------------.

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to
   --------------------------------------------------------------------------.

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                -----------------------------------

                                                            EXHIBIT A-7


                                  CLASS E BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS E COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate: 7.00% per annum   Aggregate Principal Amount of the Class E

                                      Bonds as of the Closing Date: $70,889,000
Date of Indenture:  As of May 8, 1998
                                      Initial Principal Amount of this
Accrual Date:  May 1, 1998     Class E Bond as of the Closing Date:
                                      $
Closing Date:  May 8, 1998
                                      Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. E-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                            ---------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of
$                      no later than June 2033.
 ---------------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                        CRIIMI MAE COMMERCIAL MORTGAGE
                                        TRUST

                                        By:      WILMINGTON TRUST COMPANY
                                                 not in its individual capacity
                                                 but solely in its capacity as
                                                 Owner Trustee


         By:____________________________________
                                                    Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                         LASALLE NATIONAL BANK,
                                         as Bond Registrar


         By:____________________________________
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                               Signature by or on behalf of Assignor


                               Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
------------------------------------------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
   --------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                                 EXHIBIT A-8


                                  CLASS F BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS F COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum     Aggregate Principal Amount of the
                                         Class F

                                         Bonds as of the Closing Date:
                                                                   $35,444,000
Date of Indenture:  As of May 8, 1998
                                         Initial Principal Amount of this
Accrual Date:  May 1, 1998   Class F Bond as of the Closing Date:
                                         $
Closing Date:  May 8, 1998
                                         Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. F-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ---------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of $_____________ no later than June 2033.

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                       CRIIMI MAE COMMERCIAL MORTGAGE
                                       TRUST

                                       By:      WILMINGTON TRUST COMPANY,
                                                not in its  individual capacity
                                                but solely in its capacity as
                                                Owner Trustee


         By:____________________________________
                                                   Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class F Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                       LASALLE NATIONAL BANK,
                                       as Bond Registrar


         By:____________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
    -------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                            EXHIBIT A-9


                                  CLASS G BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS G COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum    Aggregate Principal Amount of the
                                        Class G

                                        Bonds as of the Closing Date:
                                                                   $88,612,000
Date of Indenture:  As of May 8, 1998
                                        Initial Principal Amount of this
Accrual Date:  May 1, 1998     Class G Bond as of the Closing Date:
                                        $
Closing Date:  May 8, 1998
                                        Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998   Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank


Owner Trustee:  Wilmington Trust Company

Bond No. G-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ,EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ----------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or any registered assigns the principal sum of
$              no later than June 2033.
 -------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                     CRIIMI MAE COMMERCIAL MORTGAGE
                                     TRUST

                                     By:      WILMINGTON TRUST COMPANY,
                                              not in its  individual capacity
                                              but solely in its capacity as
                                              Owner Trustee


         By:______________________________________
                                                       Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class G Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                     LASALLE NATIONAL BANK
                                     as Bond Registrar


         By:______________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
    -------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                             EXHIBIT A-10

                                 CLASS H-1 BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                       CLASS H-1 COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum    Aggregate Principal Amount of the
                                        Class H-1

                                        Bonds as of the Closing Date:
                                                                  $88,611,000
Date of Indenture:  As of May 8, 1998
                                        Initial Principal Amount of this
Accrual Date:  May 1, 1998    Class H-1 Bond as of the Closing Date:
                                                                 $
Closing Date:  May 8, 1998
                                        Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. H-1-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ,EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ---------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of
$              no later than June 2033.
 -------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                     CRIIMI MAE COMMERCIAL MORTGAGE
                                     TRUST

                                     By:      WILMINGTON TRUST COMPANY,
                                              not in its  individual capacity
                                              but solely in its capacity as
                                              Owner Trustee


         By:______________________________________
                                                       Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class H-1 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                     LASALLE NATIONAL BANK
                                     as Bond Registrar


         By:______________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
    -------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------


                                                             EXHIBIT A-11


                                 CLASS H-2 BOND

                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                       CLASS H-2 COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum    Aggregate Principal Amount of the
                                        Class H-2

                                        Bonds as of the Closing Date:
                                                                 $88,611,000
Date of Indenture:  As of May 8, 1998
                                        Initial Principal Amount of this
Accrual Date:  May 1, 1998    Class H-2 Bond as of the Closing Date:
                                                                   $
Closing Date:  May 8, 1998
                                        Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998     Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. H-2-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ,EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED CERTIFICATES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED CERTIFICATES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ---------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns, the principal sum of
$                       no later than June 2033.
 ----------------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                     CRIIMI MAE COMMERCIAL MORTGAGE
                                     TRUST

                                     By:      WILMINGTON TRUST COMPANY,
                                              not in its  individual capacity
                                              but solely in its capacity as
                                              Owner Trustee


         By:______________________________________
                                                       Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class H-2 Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                     LASALLE NATIONAL BANK
                                     as Bond Registrar


         By:______________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
    -------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                                                EXHIBIT A-12


                                  CLASS J BOND


                      CRIIMI MAE COMMERCIAL MORTGAGE TRUST


                        CLASS J COMMERCIAL MORTGAGE BOND


                                 SERIES 1998-C1

Bond Interest Rate:  7.00% per annum  Aggregate Principal Amount of the Class J

                                      Bonds as of the Closing Date: $106,334,000
Date of Indenture:  As of May 8, 1998
                                      Initial Principal Amount of this
Accrual Date:  May 1, 1998     Class J Bond as of the Closing Date:
                                      $
Closing Date:  May 8, 1998
                                      Initial Aggregate Collateral Principal
First Payment Date:  July 2, 1998    Amount:  $1,772,226,951

Stated Maturity:  June 2033

Issuer:  CRIIMI MAE Commercial Mortgage Trust  Indenture Trustee:  LaSalle
                                                                   National Bank

Owner Trustee:  Wilmington Trust Company

Bond No. J-

THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ,EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

BECAUSE THE TRUST ESTATE SECURING THIS BOND AND OTHER BONDS OF THE SAME SERIES HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), THIS BOND IS SUBJECT TO FURTHER TRANSFER RESTRICTIONS ASSOCIATED THEREWITH.

THIS BOND REPRESENTS AN OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS BOND. NEITHER THIS BOND NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS MAY 8, 1998. ASSUMING THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES ARE NOT SUBJECT TO ANY VOLUNTARY OR INVOLUNTARY PREPAYMENT, THIS BOND HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS UNDERLYING THE PLEDGED SECURITIES WILL NOT PREPAY OR, IF THEY DO PREPAY, THAT THEY WILL PREPAY AT ANY PARTICULAR RATE.

THIS BOND IS SUBORDINATE TO OTHER BONDS OF THE SAME SERIES, AS AND TO THE EXTENT PROVIDED IN THE INDENTURE REFERRED TO HEREIN.

PAYMENTS IN REDUCTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This  certifies  that                        is the  registered  owner (the
                           ----------------------
"Holder") of this Bond which is one of a series of commercial mortgage bonds (collectively, the "Bonds") issued by the Issuer referred to above in multiple classes (each, a "Class") pursuant to the Standard Indenture Provisions, dated as of May 8, 1998 (the "Standard Indenture Provisions"), and the Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"; the Terms Indenture, together with the Standard Indenture Provisions, is hereinafter referred to as the "Indenture") between Owner Trustee referred to above, on behalf of the Issuer and the Indenture Trustee referred to above, on behalf of the holders of the Bonds (the "Bondholders"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Bond is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Bond by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Issuer, a Delaware business trust, for value received, hereby promises to pay to the Holder hereof or registered assigns the principal sum of
$              no later than June 2033.
 -------------

     Pursuant to the terms of the Indenture, payments will be made on the Class of Bonds to which this Bond belongs, pro rata among the Bonds of such Class based on their respective Principal Amounts, on the second Business Day following the end of each Collection Period (each, a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the related Record Date. All payments made under the Indenture on this Bond will be made by the Indenture Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Bondholder shall have provided the Indenture Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent payments), or otherwise by check mailed to the address of such Bondholder as it appears in the Bond Register. Notwithstanding the foregoing, the final payment on this Bond will be made in like manner, but only upon presentation and surrender of this Bond at the offices of the Indenture Trustee or such other location specified in the notice to the Holder hereof of such final payment. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Bond that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

     The Bonds are limited in right of payment to certain distributions on the Pledged Securities, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Bond Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Bondholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

     Any payment to the Holder of this Bond in reduction of the Principal Amount hereof is binding on such Holder and all future Holders of this Bond and any Bond issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Bond.

     The Class of Bonds to which this Bond relates, are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount, as requested by the Holder surrendering the same.

     No transfer, sale, pledge or other disposition of this Bond or interest therein may be made by an investor unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. Initially, this Bond will be held in book-entry form (all such Bonds held from time to time in such form, the "Book-Entry Bonds"). If a transfer of any interest in a Book-Entry Bond is to be made without registration under the Securities Act, then the beneficial owner of such Book-Entry Bond desiring to effect such transfer must obtain from such beneficial owner's prospective transferee a certificate substantially in the form attached to the Terms Indenture as Exhibit C-2B with respect to compliance with the requirements of certain rules and regulations under the Securities Act and the provisions of the Indenture. In addition, in connection with its acquisition of an interest in any Book-Entry Bond, the transferee will be deemed to have made to and for the benefit of the Issuer, the Company and the Indenture Trustee each of the representations, warranties and covenants contained in such certificate to be so delivered to the transferor. Under certain circumstances described herein, this Bond may cease to be held in book-entry form and will be held in fully registered, physical form (all such Bonds held from time to time in such form the "Definitive Bonds"). If a transfer of any Definitive Bond is to be made without registration under the Securities Act, then the registrar for the Bonds (the "Bond Registrar", which shall initially be the Indenture Trustee) is required to refuse to register such transfer unless it receives: (i) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1A; (ii) a certificate from the Bondholder desiring to effect such transfer substantially in the form attached to the Terms Indenture as Exhibit C-1B and a certificate from such Bondholder's prospective transferee substantially in the form attached to the Terms Indenture as Exhibit C-2A; or (iii) an opinion of counsel satisfactory to the Indenture Trustee to the effect that such transfer may be made without registration under the Securities Act (which opinion of counsel shall not be an expense of the Trust Estate (as defined herein) or of the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee or the Bond Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Bondholder desiring to effect such transfer and/or such Bondholder's prospective transferee on which such opinion of counsel is based. Any investor desiring to effect a transfer of any Bond or interest therein without registration under the Securities Act and registration or qualification under applicable state securities laws will be required to, and by acceptance of its Bonds or interests therein will be deemed to have agreed to, indemnify the Issuer, the Owner Trustee, the Manager, the Company, the Indenture Trustee and the Bond Registrar against any liability that may result if the transfer is not exempt from such registration and/or qualification or is not made in accordance with such federal and state laws.

     The Trust Estate has not been registered as an investment company under the Investment Company Act, and no transfer of this Bond shall be made to any Person other than an Affiliate of the Issuer, a QIB or an Institutional Accredited Investor. If any such transfer of this Bond is to be made, then the Indenture Trustee shall require, in order to assure compliance with the foregoing, unless the transferee is an Affiliate of the Issuer or unless a transferor certification in the form attached to the Terms Indenture as Exhibit C-1A or a transferee certification in the form attached to the Terms Indenture as Exhibit C-2A has already been delivered pursuant to Section 14 of the Terms Indenture, that the prospective transferee of this Bond certify in writing that it is a QIB or an Institutional Accredited Investor.

     No transfer of this Bond or any interest herein shall be made to a Plan, or to any person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective Transferee of this Bond or any interest herein provides the Bond Registrar (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Indenture Trustee (in the case of a Definitive Bond) or the Bond Owner (in the case of a Book-Entry Bond) that the purchase and holding of this Bond or any interest herein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture.

     Each Person who acquires this Bond or any interest herein (unless it shall have delivered to the Bond Registrar a certification of facts and Opinion of Counsel as described in the preceding paragraph) shall be deemed to have represented and warranted to and for the benefit of the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar and the Indenture Trustee that either: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing this Bond or any interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of this Bond or any interest herein by or on behalf of, or with assets of, such Person will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code or the imposition of an excise tax under
Section 4975 of the Code (and, will not subject the Issuer, the Owner Trustee, the Manager, the Company, the Bond Registrar or the Indenture Trustee to any obligation in addition to those undertaken in the Indenture).

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the offices of the Bond Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Bond Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in authorized denominations evidencing the same Aggregate Principal Amount will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of this Bond, but the Indenture Trustee or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Bond.

     The Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar and any agent thereof may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Company, the Issuer, the Owner Trustee, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

     The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(1) upon the delivery to the Indenture Trustee for cancellation of all of the Bonds other than Bonds which have been mutilated, lost or stolen and have been replaced or paid and Bonds for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Bonds not previously cancelled by the Indenture Trustee have become, or, on the next Payment Date, will become, due and payable or called for redemption and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Bonds and (b) the Issuer shall have paid all other amounts payable under the Indenture.

     With the consent of the Holders of Bonds representing more than 50% of the Aggregate Principal Amount (or, in the case of a Class of Interest Only Bonds, the aggregate Notional Amount) of each Class of any Series, the Issuer and the Indenture Trustee may amend the Indenture or enter into one or more indentures supplemental thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture with respect to such Series or of modifying in any manner the rights of the Bondholders of such Series under the Indenture; provided that no such amendment or supplemental indenture shall result in an Adverse Rating Event in respect of any Class of Bonds of such Series (as confirmed in writing by each applicable Rating Agency); and, provided further, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby, among other things, (i) change the date of payment of any installment of principal of or interest or premium, if any, on any Bond, or reduce the Principal Amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of the Indenture relating to the application of payments, collections and/or distributions on, or the proceeds of the sale of, the related Trust Estate to payments of principal of or interest or premium, if any, on any Bonds or change any place of payment where, or the coin or currency in which, any Bond or the interest or premium, if any, thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor, as provided in Article V of the Standard Indenture Provisions, to the payment of any such amount due on any Bond on or after the respective due dates thereof (or, in the case of redemption, on or after the applicable Redemption
Date); (ii) reduce the percentage of the Voting Rights for or allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class and/or Series, the consent of the Holders of Bonds representing which is required for any such supplemental indenture, or the consent of the Holders of Bonds representing which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences provided for in the Indenture; (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; (iv) reduce the percentage of the Voting Rights allocated to, or the percentage of the Aggregate Principal Amount or Notional Amount of, any Class of any Series, the consent or direction of the Holders of Bonds representing which is required to allow or direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to
Section 5.04 or Section 5.12 of the Standard Indenture Provisions; (v) modify any provision of Section 9.02 of the Standard Indenture Provisions, except to increase any percentage specified herein or to provide that certain additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby; (vi) modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest, premium (if any) or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of any Series to the benefit of any provisions for the mandatory redemption of the Bonds of such Series contained therein; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate securing any Series or terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the lien of the Indenture, except as otherwise expressly permitted thereby.

     Provided that no Issuer Event of Default has occurred and is continuing, the Issuer may, at its option, pursuant to the Indenture redeem this Bond, in whole but not in part, at the Redemption Price therefor, on any Payment Date as of which the Aggregate Principal Amount of such Class is less than 15% of the initial Aggregate Principal Amount thereof and in any event subject to and in accordance with Article X of the Standard Indenture Provisions. Notwithstanding anything herein to the contrary, the Issuer may at any time irrevocably waive its right to redeem this Bond. On any Redemption Date, following the payments to be made on such date pursuant to Section 17(b) of the Terms Indenture, the Indenture Trustee shall withdraw from the Bond Account and, subject to Section 2.07(e) of the Standard Indenture Provisions, pay to the Holders of the Bonds to be redeemed the full Redemption Price therefor.

     Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     This Bond shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated:

                                     CRIIMI MAE COMMERCIAL MORTGAGE
                                     TRUST

                                     By:      WILMINGTON TRUST COMPANY,
                                              not in its  individual capacity
                                              but solely in its capacity as
                                              Owner Trustee


         By:______________________________________
                                                       Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class J Bonds referred to in the within-mentioned Terms Indenture.

Dated:

                                     LASALLE NATIONAL BANK
                                     as Bond Registrar


         By:______________________________________
                                                       Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the obligation of the Issuer evidenced by the within Commercial Mortgage Bond and hereby authorize(s) the registration of transfer of such interest to assignee on the Bond Register.

     I (we) further direct the Bond Registrar to issue a new Commercial Mortgage Bond of a like percentage interest and Class to the above named assignee and deliver such Bond to the following address:

Dated:


                           Signature by or on behalf of Assignor


                           Signature Guaranteed


                              PAYMENT INSTRUCTIONS

     The Assignee should include the following for purposes of payment:

     Payments shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
                                ----------------------------------------------
for the account of                                                            .
                   -----------------------------------------------------------

     Payments   made   by   check   (such   check   to  be   made   payable   to
                    ) and all applicable statements and notices should be mailed
--------------------
to                                                                           .
    -------------------------------------------------------------------------

     This information is provided by                             ,  the Assignee
                                      ---------------------------
named above, or                                     , as its agent.
                ------------------------------------

                                   EXHIBIT B-1

                         FORM OF PAYMENT DATE STATEMENT

                                   EXHIBIT B-2

                           FORM OF DELINQUENCY REPORT

                                   EXHIBIT B-3

                 FORM OF SPECIALLY SERVICED MORTGAGE LOAN REPORT

                                   EXHIBIT B-4

                          FORM OF MODIFIED LOAN REPORT

                                   EXHIBIT B-5

                          FORM OF REALIZED LOSS REPORT

                                  EXHIBIT C-1A


                        FORM I OF TRANSFEROR CERTIFICATE


                        FOR TRANSFERS OF DEFINITIVE BONDS

                                                              [Date]

LaSalle National Bank, as Bond Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107
Attention:        Asset-Backed Securities Trust Services
              Group-CRIIMI MAE, Series 1998-C1

                  Re:      CRIIMI MAE Commercial Mortgage Trust,
                           Commercial Mortgage Bonds, Series 1998-C1 (the
                           "Bonds")

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
                   (the "Transferor") to                   (the "Transferee") of
------------------                       -----------------
Class         Bonds having an initial  Aggregate  Principal  Amount as of May 8,
       ------
1998 (the "Closing  Date") of  $               (the  "Transferred  Bonds").  The
                                -------------
Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture, dated as of May , 1998 (the "Terms Indenture"), between CRIIMI MAE
                           --
Commercial Mortgage Trust and LaSalle National Bank (the"Indenture Trustee") which Terms Indenture incorporates by reference certain standard indenture provisions applicable to collateralized mortgage obligations issuable (in series) by owner trusts established by CRIIMI MAE CMBS Corp, dated May 8, 1998 (the "Standard Indenture Provisions"; and the Terms Indenture, as it so incorporates by reference the Standard Indenture Provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

                  1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

                  3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied upon the following method(s) of establishing the Transferee's ownership and discretionary investments of securities (check one or more):

                  ___ (a) The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___      (b) The most recent publicly available
                           information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___ (c) The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred
                           Bond in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

                  ___ (d) A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies", as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

                  4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

                           (a)  the following instruments and interests
                           shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies", if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate and commodity swaps;

                           (b)  the aggregate value of the securities
                           shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

                           (c)  securities owned by subsidiaries of the
                           entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under
                           Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

                  5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

                  6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Bonds and payments thereon, (b) the nature and performance of the Pledged Securities, the CMM 96-C1 Pledged Certificates, the Mortgage Loans and the Mortgage Participations, (c) the Indenture and the Trust Estate, and (d) any credit enhancement mechanism associated with the Transferred Bonds, that the Transferee has requested.

                                     Very truly yours,


                                     (Transferor)


                                                   By:
                                                      -----------------------
                                      Name:
                                      Title:

                                  EXHIBIT C-1B


                        FORM II OF TRANSFEROR CERTIFICATE


                        FOR TRANSFERS OF DEFINITIVE BONDS

                                                              [Date]
LaSalle National Bank, as Bond Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107
Attention:        Asset-Backed Securities Trust Services
                  Group-CRIIMI MAE, Series 1998-C1

                  Re:      CRIIMI MAE Commercial Mortgage Trust,
                           Commercial Mortgage Bonds, Series 1998-C1 (the
                           "Bonds")

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
                   (the "Transferor") to                   (the "Transferee") of
------------------                       -----------------
Class         Bonds having an initial  Aggregate  Principal  Amount as of May 8,
      -------
1998 (the "Closing  Date") of  $               (the  "Transferred  Bonds").  The
                                -------------
Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust (the "Issuer") and LaSalle National Bank (the"Indenture Trustee") which Terms Indenture incorporates by reference certain standard indenture provisions applicable to collateralized mortgage obligations issuable (in series) by owner trusts established by CRIIMI MAE CMBS Corp, dated May 8, 1998 (the "Standard Indenture Provisions"; and the Terms Indenture, as it so incorporates by reference the Standard Indenture Provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferee, that:

                  1. The Transferor is the lawful owner of the Transferred Bonds with the full right to transfer such Bonds free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Bond, any interest in any Bond or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Bond under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Bond a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Bond pursuant to the Securities Act or any state securities laws.

                                       Very truly yours,


                                       (Transferor)

                                                    By:
                                                       ------------------------
                                       Name:
                                       Title:

                                  EXHIBIT C-2A


                         FORM OF TRANSFEREE CERTIFICATE


                        FOR TRANSFERS OF DEFINITIVE BONDS

                                                              [Date]
LaSalle National Bank, as Bond Registrar
135 South LaSalle Street, Suite 1625
Chicago, Illinois  60674-4107
Attention:  Asset-Backed Securities Trust Services
                  Group-CRIIMI MAE, Series 1998-C1

                  Re:      CRIIMI MAE Commercial Mortgage Trust,
                           Commercial Mortgage Bonds, Series 1998-C1 (the
                           "Bonds")

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
                   (the "Transferor") to                   (the "Transferee") of
-----------------                        -----------------
Class     Bonds having an initial  Aggregate  Principal Amount as of May 8, 1998
      ---
(the "Closing  Date") of  $             (the  "Transferred  Bonds").  The Bonds,
                           -----------
including the Transferred Bonds, were issued pursuant to a Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust (the "Issuer") and LaSalle National Bank (the"Indenture Trustee")
which Terms  Indenture   incorporates  by reference  certain  standard
indenture provisions applicable to collateralized mortgage obligations issuable (in series) by owner trusts established by CRIIMI MAE CMBS Corp, dated May 8, 1998 (the "Standard Indenture Provisions"; and the Terms Indenture, as it so incorporates by reference the Standard Indenture Provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Bond Registrar, and for the benefit of the Issuer, the Indenture Trustee and the Transferor, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Bonds is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Bonds for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) as evidenced by an opinion of counsel, pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Transferred Bonds and payments thereon, (b) the nature and performance of the Pledged Securities, the CMM 96-C1 Pledged Certificates, the Mortgage Loans and the Mortgage Participations, (c) the Indenture, and (d) any credit enhancement mechanism associated with the Transferred Bonds, that it has requested.

                                Very truly yours,

                                (Transferee)
                                By:

                                Name:

                                Title:

                                                  ANNEX 1 TO EXHIBIT C-2A



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [for Transferees other than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Commercial Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a
discretionary basis $                      1 in securities (other than the
                     ----------------------
excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___      Corporation, etc. The Transferee is a corporation
                  (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. savings and loan

--------
1          Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)


                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___    Will the Transferee be purchasing the Transferred Bonds
         Yes      No     only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                        Print Name of Transferee

                                        By:

                                        Name:

                                        Title:


                                                   Date:

                                                    ANNEX 2 TO EXHIBIT C-2A



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Bond Registrar], as Bond Registrar, with respect to the Commercial Mortgage Bonds being transferred (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial ___ officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____              The Transferee owned and/or invested on a discretionary basis
                  $                    in securities (other than the excluded
                   -------------------
                  securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $
                                                              ---------------
                  in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ____     ____   Will the Transferee be purchasing the
                                  Transferred Bonds only for the Transferee's
                                  own account?
                  Yes      No

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    Print Name of Transferee or Adviser

                                    By:
                                    Name:
                                    Title:

                                    IF AN ADVISER:


                                    Print Name of Transferee

                                    Date:

                                  EXHIBIT C-2B


                         FORM OF TRANSFEREE CERTIFICATE


                 FOR TRANSFERS OF INTERESTS IN BOOK-ENTRY BONDS

                                                              [Date]


[Name of Transferor]

                  Re:      CRIIMI MAE Commercial Mortgage Trust,
                           Commercial Mortgage Bonds, Series 1998-C1 (the
                           "Bonds")

Ladies and Gentlemen:

     This letter is delivered to you (the  "Transferor") in connection with your
transfer  to                      (the  "Transferee")   through  our  respective
              -----------------
Depository Participants of your beneficial ownership interest (currently maintained on the books and records of The Depository Trust Company and the
Depository  Participants)  in  Class       Bonds  having  an  initial  Aggregate
                                     ----
Principal  Amount as of May 8, 1998 (the  "Closing  Date") of  $            (the
                                                                ----------
"Transferred Bonds"). The Bonds, including the Transferred Bonds, were issued pursuant to a Terms Indenture, dated as of May 8, 1998 (the "Terms Indenture"), between CRIIMI MAE Commercial Mortgage Trust and LaSalle National Bank (the"Indenture Trustee") which Terms Indenture incorporates by reference certain standard indenture provisions applicable to collateralized mortgage obligations issuable (in series) by owner trusts established by CRIIMI MAE CMBS Corp, dated May 8, 1998 (the "Standard Indenture Provisions"; and the Terms Indenture, as it so incorporates by reference the Standard Indenture Provisions, the "Indenture"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to and agrees with you that:

                  1.     The Transferee is a "qualified institutional buyer"
(a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferor's interest in the Transferred Bonds is being made in reliance on Rule 144A. The Transferee is acquiring such interest in the Transferred Bonds for its own account or for the account of a Qualified Institutional Buyer.

                  2.     The Transferee understands that (a) the Class of
Bonds to which the Transferred Bonds belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Issuer, the Indenture Trustee or the Bond Registrar is obligated so to register or qualify the Class of Bonds to which the Transferred Bonds belong, and (c) no Transferred Bond or interest therein may be resold or transferred unless (i) such Bond is registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws, or (ii) such Bond or interest therein is sold or transferred in a transaction which is exempt from such registration and qualification and, for so long as such Bond is held in book-entry form, the Bondholder desiring to effect such transfer has received a certificate from its prospective transferee substantially identical to this certificate.

                  3. The Transferee understands that it may not sell or otherwise transfer any Transferred Bond or interest therein except in compliance with the provisions of Section 14 of the Terms Indenture, which provisions it has carefully reviewed, and that each Transferred Bond will bear the following legends:

         THIS BOND HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS BOND OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

         NO TRANSFER OF THIS BOND OR ANY INTEREST HEREIN MAY BE MADE (A) TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS BOND OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 14 OF THE TERMS INDENTURE REFERRED TO HEREIN.

                  4. The Transferee has been furnished with all information regarding (a) the Company and the Issuer, (b) the Transferred Bonds and payments thereon, (c) the Indenture and the Trust Estate, (d) the nature and performance of the Pledged Securities, the CMM 96-C1 Pledged Certificates, the Mortgage Loans and the Mortgage Participations, and (e) all related matters, that it has requested.

                                      Very truly yours,


                                      (Transferee)

                                                  By:

                                      Name:
                                      Title:

                                                    ANNEX 1 TO EXHIBIT C-2B



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees other than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") with respect to the Commercial Mortgage Bonds being transferred in book-entry form (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1.     As indicated below, the undersigned is the chief
financial   officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a
discretionary basis $                      2 in securities (other than the
                     ----------------------
excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___      Corporation, etc. The Transferee is a corporation
                  (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Bonds in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual

---------------------
2 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Bonds in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities
                  Exchange Act of 1934, as amended.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)


                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___    Will the Transferee be purchasing the Transferred Bonds
         Yes      No     only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                Print Name of Transferee

                                By:

                                Name:

                                Title:

                                                   ANNEX 2 TO EXHIBIT C-2B



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees that are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") with respect to the Commercial Mortgage Bonds being transferred in book-entry form (the "Transferred Bonds") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Bonds (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____              The Transferee owned and/or invested on a discretionary basis
                  $                    in securities (other
                   -------------------
                  than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $
                                                               --------------
                  in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ____     ____   Will the Transferee be purchasing the
                                  Transferred Bonds only for the Transferee's
                                  own account?
                   Yes      No

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Bonds will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                 Print Name of Transferee or Adviser

                                 By:
                                 Name:
                                 Title:


                                 IF AN ADVISER:

                                 Print Name of Transferee

    Date:
         -------------------------------------------